UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

TRIO PETROLEUM CORP

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TRIO PETROLEUM CORP

23823 Malibu Road

Suite 304

Malibu, CA 90265

Telephone: (661) 324-3911

April 6, 2026

Dear Fellow Stockholders:

On behalf of the board of directors (“Board of Directors”) of Trio Petroleum Corp, I cordially invite you to attend the 2026 annual meeting of stockholders (the “Annual Meeting”) of Trio Petroleum Corp, which will be held virtually via the internet, commencing at 11:00 a.m. Eastern Time on May 21, 2026. In order to attend the meeting, you must log on to www.virtualshareholdermeeting.com/TPET2026/ and enter the 16-digit control number included in our Notice of Internet Availability of Proxy Materials, on your proxy card or in the instructions that accompanied your proxy materials. The Annual Meeting will be held for the following purposes:

1.

To elect one (1) Class III director to serve for a three-year term that expires at the Company’s 2029 annual meeting of stockholders (“the “2029 Annual Meeting”), or until the election and qualification of his successor in office, subject to his earlier death, resignation or removal;

2.

To approve an amendment to our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split (the “Reverse Stock Split”) of our outstanding shares of common stock, par value $0.0001 per share (the “Common Stock”), if deemed necessary by our Board of Directors, by a ratio of not less than one-for-two (1:2) and not more than one-for-ten (1:10), with the exact ratio to be set at a whole number within this range as determined by our board of directors (“Board of Directors”) in its sole discretion;

3.

To approve an amendment to Section 5(a) of the Company’s 2022 Equity Incentive Plan (the “2022 Plan”) to increase the number of shares of Common Stock reserved for issuance with respect to awards granted under the 2022 Plan from 2,952,383 shares of Common Stock to 6,452,383 shares of Common Stock by adding 3,500,000 shares;

4.	To ratify the appointment of Bush & Associates CPA LLC as our independent registered public accounting firm for the year ending October 31, 2026; and

5.	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

To all stockholders of record at the close of business on March 26, 2026, attached to this letter are a Notice of Annual Meeting of Stockholders and the Proxy Statement, which describe the business to be conducted at the Annual Meeting.

Your vote is important to us. Please act as soon as possible to vote your shares. It is important that your shares be represented at the Annual Meeting, whether or not you plan to attend the Annual Meeting. Please vote by phone, electronically over the Internet or via mail by returning your signed proxy card in the envelope provided.

On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your continued support.

Sincerely,

/s/ Robin Ross
Name:	Robin Ross
Title:	Chief Executive Officer

TRIO PETROLEUM CORP

23823 Malibu Road

Suite 304

Malibu, CA 90265

Telephone: (661) 324-3911

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Virtual Meeting Only - No Physical Location

TO BE HELD ON May 21, 2026

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Trio Petroleum Corp, a Delaware corporation (“we”, “us”, “our” or similar terminology), will be held on May 21, 2026, at 11:00 a.m. Eastern Time. The Annual Meeting will be held as a virtual meeting, for the following purposes:

1.	To elect one (1) Class III director to serve for a three-year term that expires at the Company’s 2029 annual meeting of stockholders (the “2029 Annual Meeting”), or until the election and qualification of his successor in office, subject to his earlier death, resignation or removal (the “Director Election Proposal”);

2.	To approve an amendment to our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split (the “Reverse Stock Split”) of our outstanding shares of common stock, par value $0.0001 per share (the “Common Stock”), if deemed necessary by our Board of Directors, by a ratio of not less than one-for-two (1:2) and not more than one-for-ten (1:10), with the exact ratio to be set at a whole number within this range as determined by our board of directors (“Board of Directors”) in its sole discretion; (the “Reverse Stock Split Proposal”);

3.	To approve an amendment to Section 5(a) of the Company’s 2022 Equity Incentive Plan (the “2022 Plan”) to increase the number of shares of Common Stock reserved for issuance with respect to awards granted under the 2022 Plan from 2,952,383 shares of Common Stock to 6,452,383 shares of Common Stock by adding 3,500,000 shares (the “2022 Plan Amendment Proposal”);

4.	To ratify the appointment of Bush & Associates CPA LLC as our independent registered public accounting firm for the year ending October 31, 2026 (the “Auditor Ratification Proposal”); and

5.	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

These items of business for the Annual Meeting are described in the accompanying Proxy Statement that follows this notice. Holders of record of our Common Stock as of the close of business on March 26, 2026 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment thereof.

The Annual Meeting will be held as a virtual meeting via live webcast on the Internet on May 21, 2026, at 11:00 a.m. Eastern Time. Because the Annual Meeting is completely virtual and being conducted via the Internet, stockholders will not be able to attend the Annual Meeting in person. You will be able to attend the Annual Meeting, vote, and submit your questions on the day of the Annual Meeting via the Internet by visiting www.virtualshareholdermeeting.com/TPET2026/ and entering the 16-digit control number included on your proxy card. The unique control number allows us to identify you as a stockholder and will enable you to securely log on and vote during the Annual Meeting on the meeting website. Stockholders of record will not be able to ask questions online during the Annual Meeting. If you would like to submit a question prior to the Annual Meeting, please visit www.ProxyVote.com with your 16-digit control number and use the Questions for Management feature on the site.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 21, 2026: The accompanying Proxy Statement, along with our Annual Report on Form 10-K for the fiscal year ended October 31, 2025 (the “2025 Annual Report”), are available at ProxyVote.com.

We will mail to our stockholders of record and beneficial owners a Notice of Internet Availability of Proxy Materials containing instructions on how to access the accompanying Proxy Statement and our 2025 Annual Report via the Internet and how to vote online or by mail with a completed proxy card or by phone. The Notice of Internet Availability of Proxy Materials and the Proxy Statement also contain instructions on how you can receive a paper or electronic copy of the proxy materials. If you elect to receive a paper or electronic copy of our proxy materials, our 2025 Annual Report will be sent to you along with the accompanying Proxy Statement.

This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about April 6, 2026.

Your vote is very important to us. Whether or not you plan to attend the Annual Meeting, we encourage you to vote promptly. You may vote by mailing a completed proxy card, by phone or the Internet.

By Order of the Board of Directors,

/s/ Robin Ross
Name:	Robin Ross
Title:	Chief Executive Officer

Malibu, CA

April 6, 2026

TRIO PETROLEUM CORP

523823 Malibu Road

Suite 304

Malibu, CA 90265

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 21, 2026

This proxy statement (the “Proxy Statement”) and our Annual Report on Form 10-K for the fiscal year ended October 31, 2025 (the “2025 Annual Report”) are being furnished by and on behalf of the board of directors (the “Board” or the “Board of Directors”) of Trio Petroleum Corp (the “Company,” “Corporation,” “Trio,” “TPET,” “we,” “us,” or “our”), in connection with our 2026 annual meeting of stockholders (the “Annual Meeting”). This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about April 6, 2026.

NOTICE OF ELECTRONIC AVAILABILITY OF PROXY MATERIALS

On or about April 6, 2026, we will mail to our stockholders of record at the close of business on March 26, 2026 (“Record Date”) a Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access proxy materials via the Internet and how to vote online. The proxy materials are available at ProxyVote.com. As a result, you will not receive paper copies of the proxy materials unless you request one. All stockholders are able to access the proxy materials on the website referred to in the Notice and in this Proxy Statement and to request to receive a set of the proxy materials by mail or electronically, in either case, free of charge. If you would like to receive a paper or electronic copy of our proxy materials, you should follow the instructions for requesting such materials in this Proxy Statement.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

QUESTIONS AND ANSWERS

Why am I receiving these proxy materials?

You are receiving this Proxy Statement and proxy card from the Company because, at the close of business on March 26, 2026, the Record Date, you were a holder of record of shares of Common Stock of the Company. This Proxy Statement describes the matters that will be presented for your consideration at the Annual Meeting. It also gives you information concerning the matters to assist you in making an informed decision.

What is the purpose of the Annual Meeting?

The purpose of the Annual Meeting is to vote on the following items described in this Proxy Statement:

●	Proposal No. 1: To elect one (1) Class III director to serve for a three-year term that expires at the 2029 Annual Meeting, or until the election and qualification of his successor in office, subject to his earlier death, resignation or removal. This proposal is referred to as the “Director Election Proposal.”

●	Proposal No. 2: To approve an amendment to our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split (the “Reverse Stock Split”) of our outstanding shares of common stock, par value $0.0001 per share (the “Common Stock”), if deemed necessary by our Board of Directors, by a ratio of not less than one-for-two (1:2) and not more than one-for-ten (1:10), with the exact ratio to be set at a whole number within this range as determined by our board of directors (“Board of Directors”) in its sole discretion. This proposal is referred to as the “Reverse Stock Split Proposal.”

●	Proposal No. 3: To approve an amendment to Section 5(a) the Company’s 2022 Equity Incentive Plan (the “2022 Plan”) to increase the number of shares of Common Stock reserved for issuance with respect to awards granted under the 2022 Plan from 2,952,383 shares of Common Stock to 6,452,383 shares of Common Stock by adding 3,500,000 shares. This proposal is referred to as the “2022 Plan Amendment Proposal.”

●	Proposal No. 4: To ratify the appointment of Bush & Associates CPA LLC (“Bush & Associates”) as our independent registered public accounting firm for the year ending October 31, 2026. This proposal is referred to as the “Auditor Ratification Proposal.”

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In addition, at their discretion, the proxies if designated as such are authorized to vote upon such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy Statement?

At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

What does it mean if I receive more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope or via email.

Who is entitled to vote at the Annual Meeting?

Holders of record of shares of our Common Stock as of the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment thereof. At the close of business on the Record Date, there were 32,377,399 shares of our Common Stock issued and outstanding and entitled to vote. Each share of our Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder (also called a “registered holder”) holds shares in his or her name. Shares held in “street name” means that shares are held in the name of a bank, broker or other nominee on the holder’s behalf.

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What do I do if my shares are held in “street name”?

If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The proxy materials have been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The holders of 1/3 of the voting power of our stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum. On the Record Date, 10,792,467 shares of the Company’s Common Stock represents a quorum present at the Annual Meeting. If you sign and return your paper proxy card via mail or email, or authorize a proxy to vote electronically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials.

Broker non-votes will also be considered present for the purpose of determining whether there is a quorum for the Annual Meeting.

What are “broker non-votes”?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at its discretion.

If you do not provide voting instructions to your broker and the broker has indicated that it does not have discretionary authority to vote on a particular proposal, your shares will be considered “broker non-votes” with regard to that matter. Broker non-votes will be considered as represented for purposes of determining a quorum but generally will not be considered as entitled to vote with respect to a particular proposal. Broker non-votes are not counted for purposes of determining the number of votes cast with respect to a particular proposal. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the vote on a proposal that requires the affirmative vote of a majority of the shares present and entitled to vote.

Under the rules of various national and regional securities exchanges interpretations that govern broker non-votes, Proposal Nos. 1 and 3 are considered non-routine matters, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal. Proposal Nos. 2 and 4 are considered routine matters, and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present or represented at the scheduled time of the Annual Meeting, (i) the chair of the Annual Meeting (the “Chair”) or (ii) a majority in voting power of the stockholders entitled to at the Annual Meeting, present in person or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.

How do I vote my shares without attending the Annual Meeting?

We ask that stockholders vote by proxy even if they plan to attend the Annual Meeting. If you are a stockholder of record, there are three ways to vote by proxy:

●	by Phone - call the toll-free number 1-800-690-6903 and follow the instructions on your proxy card and the recorded telephone instructions; or

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●	by Internet - Following the instructions on the Notice or the proxy card, which you may have received by mail, you can vote by Internet, prior to or at the Annual Meeting before the polls close; or

●	by Mail - You can vote by mail by signing, dating and mailing the proxy card using the return envelope, which you may have received by mail.

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on May 20, 2026.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions on how to vote from the bank, broker or holder of record. You must follow the instructions of such bank, broker or holder of record in order for your shares to be voted.

How can I attend and vote at the Annual Meeting?

The Annual Meeting will be conducted virtually via live webcast available at www.virtualshareholdermeeting.com/TPET2026/. You are entitled to participate in the Annual Meeting if you were a stockholder on March 26, 2026, which is the Record Date, or hold a valid proxy for the Annual Meeting.

To be admitted to the Annual Meeting via live webcast, you must enter the 16-digit control number found next to the label “Control Number” on your proxy card. If you do not have your 16-digit control number, you will be able to login as a guest but will not be able to vote your shares or ask questions during the Annual Meeting.

You may begin to log in to the meeting platform beginning at 10:45 a.m., Eastern Time, on May 21, 2026. The Annual Meeting will begin promptly at 11:00 a.m., Eastern Time, on May 21, 2026.

Will I be able to ask questions at the Annual Meeting?

We will not have a segment for stockholder questions during the Annual Meeting. Questions can only be submitted prior to the Annual Meeting until May 20, 2026 at 11:59 p.m. Eastern Time. Questions can be submitted prior to the Annual Meeting by visiting www.ProxyVote.com with your control number and using the Questions for Management feature on the site.

To help ensure that we have a productive and efficient meeting, and in fairness to all stockholders in attendance, you will also find posted our rules of conduct for the Annual Meeting when you log in prior to its start. These rules of conduct will include the following guidelines:

●	Stockholders of record will not be able to ask questions online during the Annual Meeting. You may submit questions and comments electronically through the meeting portal only prior to the Annual Meeting until May 20, 2026 at 11:59 p.m. Eastern Time.

●	Only stockholders of record as of the Record Date for the Annual Meeting and their proxy holders may submit questions or comments prior to the Annual Meeting.

●	Questions pertinent to the Annual Meeting and related to our business will be answered during the webcast, subject to time constraints. Any such questions that cannot be answered live due to time constraints will be posted and answered on our website, https://trio-petroleum.com/ as soon as practical after the Annual Meeting.

●	Questions may be omitted if they are, among other things, irrelevant to our business, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the speaker’s own personal, political or business interests.

●	No audio or video recordings of the Annual Meeting are permitted.

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How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote your shares of Common Stock FOR the director nominee in Proposal No. 1 and FOR each of Proposal Nos. 2, 3, and 4. In addition, at their discretion, the proxies if designated as such are authorized to vote upon such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

How many votes are required to approve each proposal?

The table below summarizes the proposals that will be voted on, the votes required to approve each item, and how votes are counted:

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed

Proposal No. 1: The Director Election Proposal	A plurality of the votes cast at the Annual Meeting by the holders of stock entitled to vote in the election of directors.	“FOR ALL” “WITHHOLD ALL” “FOR ALL EXCEPT”	None(1)	No(2)

Proposal No. 2: The Reverse Stock Split Proposal	The affirmative vote of the holders of majority of the votes cast affirmatively or negatively at the Annual Meeting by the holders entitled to vote on the amendment to the Certificate of Incorporation.	“FOR” “AGAINST” “ABSTAIN”	None(1)	Yes(3)

Proposal No. 3: The 2022 Plan Amendment Proposal	The affirmative vote of the holders of majority of the votes cast affirmatively or negatively at the Annual Meeting by the holders entitled to vote on the amendment to the 2022 Plan for the 2022 Plan Amendment Proposal	“FOR” “AGAINST” “ABSTAIN”	None(1)	No(2)

Proposal No. 4: The Auditor Ratification Proposal	The affirmative vote of the holders of a majority of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None(1)	Yes(3)

(1)	A vote marked as “withhold” or “abstain” is not considered a vote cast and will, therefore, not affect the outcome of this proposal.
(2)	As this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.
(3)	As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.

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What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.

Who will count the votes?

The appointed inspector of election.

Can I revoke or change my vote after I submit my proxy?

Yes. Whether you have voted by phone, Internet, or mail if you are a stockholder of record, you may change your vote and revoke your proxy by:

●	sending a written statement to that effect to the attention of our Secretary at our corporate offices, provided such statement is received no later than May 20, 2026 at 11:59 p.m. Eastern Time;

●	voting again by Internet at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Time, on May 20, 2026;

●	attending the Annual Meeting, virtually, and voting at the Annual Meeting on May 21, 2026;

●	submitting a properly signed proxy card with a later date that is received no later than May 20, 2026 at 11:59 p.m. Eastern Time; or

●	if you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee.

Your most recent proxy card or Internet proxy is the one that is counted. Your virtual attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote at the Annual Meeting.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

Are there any rights of appraisal?

None of Delaware law, our Certificate of Incorporation or our Amended and Restated Bylaws (“Bylaws”), each as currently in effect, provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Annual Meeting. Accordingly, you will have no right to dissent and obtain payment for your shares.

Our Principal Executive Offices

Our principal executive offices are located at 23823 Malibu Road, Suite 304, Malibu, CA 90265. Our telephone number is (661) 324-3911.

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PROPOSAL NO. 1 - THE DIRECTOR ELECTION PROPOSAL

Board Size and Structure

Our Board of Directors currently consists of five (5) directors. Our Bylaws provide that the business and affairs of the Company shall be managed by or under the direction of the Board of Directors, and the number of directors will be determined from time to time by our Board of Directors.

Our Certificate of Incorporation provides for a Board of Directors divided into three classes, designated as Class I Directors, Class II Directors and Class III Directors, with only one class of directors being elected in each year and each class serving a three-year term.

The term of office of the Class III director, consisting of Robin Ross, will expire at this Annual Meeting, unless he is re-elected at the Annual Meeting.

The term of office of the Class I directors, consisting of John Randall and Thomas J. Bernice, will expire at our 2027 annual meeting of stockholders (the “2027 Annual Meeting”).

The term of office of the Class II Directors, consisting of William J. Hunter and James H. Blake, will expire at the 2028 annual meeting of stockholders (the “2028 Annual Meeting”).

Current Directors and Terms

Our current directors, their respective positions and terms of office are set forth under the heading “Directors and Officers” on page 18 of this Proxy Statement.

Nominee for Class III Director

Our nominating and corporate governance committee has recommended, and our Board of Directors has approved, Robin Roass, as nominee for election as a Class III Director. If elected by the stockholders at the Annual Meeting, he will serve for a three-year term expiring at the 2029 Annual Meeting, or until the election and qualification of his successor in office, subject to his earlier death, resignation, or removal.

If you are a stockholder of record and you sign your proxy card or vote over the Internet or by telephone but do not give instructions with respect to the voting of directors, your shares will be voted FOR the election of Robin Ross as a Class III Director. We expect that the nominee will serve if elected. However, if the director nominee is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for any nominee who is designated by our Board of Directors to fill the resulting vacancy. If you own your stock through a broker, bank, or other nominee and you do not give voting instructions, then your shares will not be voted on this matter. The Board of Directors has no reason to believe that the nominee will be unable to serve.

Information about Board Nominee

This Proxy Statement under the heading “Directors and Officers” on page 18 includes certain biographical information, as of March 26, 2026, for the nominee for director, including all positions he holds, his principal occupation and business experience, and the names of other publicly held companies of which the director or nominee currently serves as a director or has served as a director.

We believe that all of our directors and nominees: display personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board of Directors and its committees; skills and personality that complement those of our other directors that helps build a board that is effective, collegial and responsive to the needs of our company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our stockholders. The information presented below regarding Mr. Ross also sets forth specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that he should serve as a director in light of our business and structure.

Director Nominee Qualifications

The Board believes that Mr. Ross is well-qualified to serve on the Board, as he has been the Chief Executive Officer and Chairman of the Company, since June 2024, was a co-founder of the Company in July 2021, and has several years of experience working for companies in the oil and gas, and minerals businesses. We believe Mr. Ross’s leadership and experience continue to be instrumental in supporting our drive for sustainable growth, operational efficiency, and long-term shareholder value.

Vote Required

The election of the Class III director requires a plurality of the votes cast at a meeting of the stockholders by the holders of stock entitled to vote in the election.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE CLASS III DIRECTOR NOMINEE SUBMITTED PURSUANT TO THE DIRECTOR ELECTION PROPOSAL.

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PROPOSAL NO. 2 - THE REVERSE STOCK SPLIT PROPOSAL

Introduction

Our Board has adopted resolutions (1) declaring that submitting an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split, as described below, was advisable, and (2) directing that a proposal to approve a Reverse Stock Split be submitted to the holders of our Common Stock for their approval.

If approved by our stockholders, the Reverse Stock Split proposal would permit (but not require) our Board to effect a reverse stock split of our Common Stock, if deemed necessary by our Board of Directors, by a ratio of not less than one-for-two (1:2) and not more than one-for-ten (1:10), with the exact ratio to be set at a whole number within this range as determined by our Board of Directors in its sole discretion. We believe that enabling our Board of Directors to set the ratio within this stated range will provide us with the flexibility to implement a Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders.

The intention of the Board in obtaining approval for the authority to effect a Reverse Stock Split would be to increase the stock price of our Common Stock sufficiently in order to better assure continued compliance with the NYSE American LLC (the “NYSE American”) requirements. Our Common Stock is currently listed on the NYSE American. As further described in the section below entitled “Reasons for a Reverse Stock Split; the NYSE American Requirements for Continued Listing,” on December 31, 2025, we received an email notice from the NYSE American (the “NYSE Low Stock Price Guidance”) warning us that the average trading price of our Common Stock on the NYSE American had fallen below $1.00 over a period of thirty (30) days and providing certain guidance relating thereto. On January 23, 2026, we received a second email notice from the NYSE American (the “NYSE New Rule Notice”) informing us of new rules being proposed by the NYSE American, one of which would amend Section 1003(f)(v) of the NYSE American Company Guide (the “Company Guide”) to specify that if a security’s closing price per share is less than $0.25 on any trading day, the NYSE American will immediately suspend trading and commence delisting proceedings. As of April 3, 2026, the minimum $0.25 per share closing price triggering an immediate suspension of trading and commencement of delisting proceedings, which would become effective on October 1, 2026, is still under consideration by the SEC.

In addition, the effect of a Reverse Stock Split, without a corresponding reduction of the authorized shares of Common Stock, would allow the Board of Directors to issue more shares of Common Stock than the amount that it would have been able to issue prior to a Reverse Stock Split being effectuated. The Board, in its sole discretion, can elect to abandon a Reverse Stock Split in its entirety at any time.

One principal effect of a Reverse Stock Split would be to decrease the number of outstanding shares of our Common Stock. Except for de minimis adjustments that may result from the treatment of fractional shares as described below, a Reverse Stock Split would not have any dilutive effect on our stockholders since each stockholder would hold the same percentage of our Common Stock (in hand or on an as converted basis) and/or the same relative voting rights outstanding immediately following a Reverse Stock Split as such stockholder held immediately prior to such Reverse Stock Split. The relative voting and other rights that accompany the shares would not otherwise be affected by a Reverse Stock Split. The authorized number of shares of Common Stock would not be adjusted as a result of a Reverse Stock Split.

The table below sets forth the number of shares of our Common Stock outstanding before and approximate number of shares outstanding after a Reverse Split based on shares of our Common Stock outstanding as of the Record Date.

	Prior to the Reverse Split	Assuming a One-for- Two Reverse Split	Assuming a One-for- Five Reverse Split	Assuming a One-for- Ten Reverse Split
Aggregate Number of Shares of Common Stock Outstanding	32,377,399	16,188,699	6,475,479	3,323,739

Consummating a Reverse Split is not part of a broader plan to take us private.

Reasons for a Reverse Stock Split; the NYSE American Requirements for Continued Listing

On December 31, 2025, we received the NYSE Low Stock Price Guidance warning us that the average trading price of our Common Stock on the NYSE American had fallen below $1.00 over a period of thirty (30) days and providing certain guidance relating thereto. This included a statement that in accordance with Section 1003(f)(v) of the Company Guide the NYSE American deemed it may be appropriate for the Company to effect a reverse stock split. The NYSE Low Stock Price Guidance also provides that the NYSE American can commence delisting proceedings and immediately suspend trading in the event that the Company’s Common Stock trades at levels viewed to be abnormally low and no longer suitable for listing pursuant to Section 1003(f)(v) of the Company Guide. It also provides that the NYSE American views trading below a price of $0.10 to be abnormally low.

On January 23, 2026, we received the NYSE New Rule Notice informing us of new rules being proposed by the NYSE American, one of which would amend Section 1003(f)(v) of the Company Guide to specify that if a security’s closing price per share is less than $0.25 on any trading day, the NYSE American will immediately suspend trading and commence delisting proceedings. As of April 3, 2026, the minimum $0.25 per share closing price triggering an immediate suspension of trading and commencement of delisting proceedings, which would become effective on October 1, 2026, is still under consideration by the SEC.

Although effecting a Reverse Stock Split may not now be required to maintain the listing of the Common Stock on the NYSE American, if the Board, in its reasonable determination, at any time, within one (1) year of approval of this Proposal No. 2 by our stockholders, if so approved, believes that a Reverse Stock Split would be in the best interests of the Company to assure compliance with the NYSE American continuing listing requirements, then, and only then, will the Company proceed with a Reverse Stock Split.

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As provided above, the Board’s sole objective in proposing a potential Reverse Stock Split is to raise the per share trading price of our Common Stock to reasonably assure compliance with all applicable NYSE American rules. Our Common Stock currently trades on NYSE American under the symbol “TPET” In order to maintain our listing on NYSE American we may be required to effect a Reverse Stock Split so that our listed shares trade at a price that is considered acceptable by the NYSE American. In addition, if the new rule providing for immediate suspension of trading and commencement of delisting proceedings if the Common Stock closes at $0.25 per share is approved, a Reverse Stock Split would provide greater assurance that the closing price of the Common Stock would not be reduced to $0.25 per share or less resulting in suspension of trading and the commencement of delisting proceedings. The closing price of our Common Stock on March 26, 2026 was $0.8017 per share. During the period from April 1, 2025 to March 26, 2026, the highest closing price of our Common Stock was $1.95 per share and the lowest closing price was $0.38 per share.

A Reverse Stock Split, without a corresponding reduction in the number of authorized shares of our Common Stock, would increase the availability of our shares of Common Stock, which could then be issued upon conversion or exercise of outstanding convertible securities, for grants under our currently effective equity incentive plan and in connection with an acquisition of another business or a merger. The Company currently has no plans to acquire another business or enter into a merger transaction.

Our Board concluded that the liquidity and marketability of our Common Stock would be adversely affected if it is not listed on a national securities exchange as investors can find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, our Common Stock. Our Board believes that current and prospective investors will view an investment in our Common Stock more favorably if our Common Stock remains listed on the NYSE American.

Additionally, in the event that our Board, in its reasonable determination authorizes the Company to effect a Reverse Stock Split for the sole purpose of maintaining compliance with applicable NYSE American continuing listing requirements, the Board also believes that a Reverse Stock Split and any resulting increase in the per share price of our Common Stock could enhance the acceptability and marketability of our Common Stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our Common Stock, although we have not been told by them that this is a reason for not investing in our Common Stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers’ commissions on lower-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our Common Stock.

We cannot assure you that a Reverse Stock Split would have any of the desired effects described above. More specifically, we cannot assure you that after a Reverse Stock Split, the market price of our Common Stock would increase proportionately to reflect the ratio for such Reverse Stock Split, that the market price of our Common Stock would not decrease to its pre-split level, that our market capitalization would be equal to the market capitalization before such Reverse Stock Split, or that we would be able to maintain our listing on the NYSE American.

Potential Disadvantages of a Reverse Stock Split

As noted above, the sole purpose of a Reverse Stock Split would be to help increase the per share market price of our Common Stock by up to factor of ten, solely if our Board determines that it is in the best interests of the Company and its stockholders to do so, in order to reasonably assure compliance with applicable NYSE American rules. We cannot assure you, however, that a Reverse Stock Split would accomplish this objective for any meaningful period of time. While we expect that the reduction in the number of outstanding shares of Common Stock would increase the market price of our Common Stock, we cannot assure you that a Reverse Stock Split would increase the market price of our Common Stock proportionately based on the applicable Reverse Stock Split ratio, or result in any permanent increase in the market price of our Common Stock, which is dependent upon many factors, including our business and financial performance, general market conditions and prospects for future success. If the per share market price does not increase proportionately as a result of a Reverse Stock Split, then the value of our Company as measured by our market capitalization would be reduced, perhaps significantly.

Because the number of authorized shares of our Common Stock would not be reduced proportionately with the ratio of a Reverse Stock Split, it may increase the Board of Directors’ ability to issue authorized and unissued shares without further stockholder action, the issuance of which would be dilutive to our existing stockholders and may cause a decline in the trading price of our Common Stock. With respect to authorized but unissued and unreserved shares, the Company could also use such shares to oppose a hostile takeover attempt or delay or prevent changes in control or changes in or removal of management.

The number of shares held by each individual holder of Common Stock would be reduced if a Reverse Stock Split is implemented. This would increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, a Reverse Stock Split could increase the transaction costs to existing holders of Common Stock in the event they wish to sell all or a portion of their position.

Although our Board of Directors believes that the decrease in the number of shares of our Common Stock outstanding as a consequence of a Reverse Stock Split and the anticipated increase in the market price of our Common Stock could encourage interest in our Common Stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after a Reverse Stock Split.

Criteria the Board of Directors May Use to Determine Whether to Implement a Reverse Stock Split

When determining whether to implement a Reverse Stock Split, and which Reverse Stock Split ratio to implement, if any, following the receipt of stockholder approval, the Board of Directors may consider various factors, including:

●	The continued listing requirements of the NYSE American;
●	the historical trading price and trading volume of our Common Stock;
●	the then-prevailing trading price and trading volume of our Common Stock and the expected impact of a Reverse Stock Split on the trading market for our Common Stock in the short- and long-term;
●	the listing requirements, other rules and guidance from one or more potential national securities exchanges;
●	the number of shares of our Common Stock outstanding;
●	the anticipated impact of a particular ratio on the Company’s ability to reduce administrative and transactional costs; and
●	prevailing general market, legal and economic conditions.

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Effecting a Reverse Stock Split

Upon receipt of stockholder approval for the Reverse Split Proposal, if our Board of Directors concludes that it is in the best interests of our Company and our stockholders to effect a Reverse Stock Split, a Certificate of Amendment will be filed with the Secretary of State of Delaware. The actual timing of the filing of such Certificate of Amendment with the Secretary of State of Delaware to effect such Reverse Stock Split would be determined by our Board of Directors. In addition, if for any reason our Board of Directors deems it advisable to do so, a Reverse Stock Split may be abandoned at any time prior to the filing of such Certificate of Amendment, without further action by our stockholders. In addition, our Board of Directors may deem it advisable to effect a Reverse Stock Split even if the price of our Common Stock is trading above $0.25 for a sustained period the time, in the event that the Board determines that the trading price of our Common Stock may still present the risk that the NYSE American could act to delist our shares of Common Stock from trading on the NYSE American. A Reverse Stock Split would be effective as of the date of filing with the Secretary of State of the State of Delaware (the “Effective Time”).

Upon the filing of a Certificate of Amendment, without further action on our part or our stockholders, the outstanding shares of Common Stock held by stockholders of record as of the Effective Time would be converted into a lesser number of shares of Common Stock based on a Reverse Stock Split ratio as determined by the Board of Directors. For example, if you presently hold 3,000 shares of our Common Stock, you would hold 1,500 shares of our Common Stock following a Reverse Stock Split if the ratio is (1:2), 600 shares of our Common Stock following such Reverse Stock Split if the ratio is one-for-five (1:5), or you would hold 300 shares of our Common Stock if the ratio is one-for-fifteen (1:10).

Effect on Outstanding Shares, Options and Certain Other Securities

If a Reverse Stock Split is implemented, the percentage of our Common Stock owned by each stockholder would remain unchanged except to the extent that, as a result of such Reverse Stock Split, we would be obligated to issue to a stockholder fractional shares, in which case we would pay cash to such stockholder in lieu of the issuances of any fractional shares that such stockholder would have received as a result of such Reverse Stock Split. The number of shares of our Common Stock that may be purchased upon exercise of outstanding options or exercise or conversion of other securities convertible into, or exercisable or exchangeable for, shares of our Common Stock, and the exercise or conversion prices for these securities, would also be ratably adjusted in accordance with their terms as of the Effective Time.

Effect on Registration

Our Common Stock is currently registered under the Securities Act of 1933, as amended (the “Securities Act”), and we are subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). A Reverse Stock Split would not affect the registration of our Common Stock.

Fractional Shares

Our Board of Directors does not currently intend to issue fractional shares of Common Stock in connection with a Reverse Stock Split. Therefore, we do not expect to issue fractional shares. In lieu of any fractional shares, stockholders who would otherwise be entitled to receive fractional shares because they hold a number of shares of Common Stock not evenly divisible by the applicable Reverse Stock Split ratio would be entitled to receive a cash payment in lieu thereof at a price equal to the fraction of a share to which the stockholder would otherwise be entitled multiplied by the closing price of the Common Stock as reported on the NYSE American on the effective date of such Reverse Stock Split.

As of the Record Date, we had 34 holders of record of our Common Stock (although we have significantly more beneficial holders). We do not expect a Reverse Stock Split to result in a reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after a Reverse Stock Split.

Shares Held in Book-Entry and Through a Broker, Bank or Other Holder of Record

The combination of, and reduction in, the number of our outstanding shares of Common Stock as a result of a Reverse Stock Split would occur automatically at the Effective Time without any additional action on the part of our stockholders.

Upon a Reverse Stock Split, we intend to treat stockholders holding shares of our Common Stock in “street name” (that is, through a broker, bank or other holder of record) in the same manner as registered stockholders whose shares of our Common Stock are registered in their names. Brokers, banks or other holders of record will be instructed to effect such Reverse Stock Split for their beneficial holders holding shares of our Common Stock in “street name”; however, these brokers, banks or other holders of record may apply their own specific procedures for processing a Reverse Stock Split. If you hold your shares of our Common Stock with a broker, bank or other holder of record, and you have any questions in this regard, we encourage you to contact your holder of record.

If you hold registered shares of our Common Stock in a book-entry form, you would not need to take any action to receive your post-Reverse Stock Split shares of our Common Stock in registered book-entry form. If you are entitled to post-Reverse Stock Split shares of our Common Stock, a transaction statement would automatically be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of our Common Stock you hold.

Anti-Takeover and Dilutive Effects

The authorized Common Stock would not be diluted as a result of a Reverse Stock Split. The Common Stock that is authorized but unissued provides the Board of Directors with flexibility to effect among other transactions, public or private financings, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board of Directors, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. Our Certificate of Incorporation, as amended, would continue to give our Board authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or regulations. A Reverse Stock Split is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does our Board of Directors have any present intent to use the authorized but unissued Common Stock to impede a takeover attempt. There are no plans or proposals to adopt other provisions or enter into any arrangements that have material anti-takeover effects.

Accounting Consequences

As of the Effective Time, the stated capital attributable to Common Stock on our balance sheet would be reduced proportionately based on the Reverse Stock Split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account would be credited with the amount by which the stated capital is reduced. Reported per share net income or loss would be higher because there will be fewer shares of our Common Stock outstanding.

Text of Proposed Certificate of Amendment; Effectiveness

The text of the proposed Certificate of Amendment is set forth in substantially final form in Annex A to this Proxy Statement. If and when effected by our Board of Directors, the Certificate of Amendment would become effective upon its filing with the Secretary of State of Delaware.

Vote Required

The affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the Reverse Stock Split Proposal. Abstentions will have no effect on the outcome of the vote.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE REVERSE STOCK SPLIT PROPOSAL.

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PROPOSAL NO. 3 - THE 2022 PLAN AMENDMENT PROPOSAL

Background

At the Company’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”), the Company’s stockholders were asked to approve an increase in the number of shares of Common Stock available for the grant of awards under the 2022 Plan from 4,000,000 shares of Common Stock to 10,000,000 shares of Common Stock. The stockholders were also asked to approve an increase in the maximum number of shares of Common Stock that may be issued pursuant to the exercise of incentive stock options under the 2022 Plan from 4,000,000 shares of Common Stock to 10,000,000 shares of Common Stock. The Company’s stockholders approved both amendments to the 2022 Plan. Effective as of November 14, 2024, the reverse stock split, in a ratio of 1-for-20 was effected, and as a result of the reverse stock split, the number of shares of Common Stock reserved for the grant of awards under the 2022 Plan was reduced to 500,000 shares of Common Stock and the number of shares of Common Stock that may be issued pursuant to the exercise of incentive stock options was also reduced to 500,000 shares of Common Stock.

At the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”), the Company’s stockholders were asked to approve additional amendments to Sections 5(a) and 5(b) of the 2022 Plan to (i) increase the number of shares of Common Stock reserved for issuance with respect to awards granted under the 2022 Plan from 500,000 shares of Common Stock to 2,500,000 shares of Common Stock and (ii) increase the maximum number of shares of Common Stock that may be issued pursuant to the exercise of incentive stock options under the 2022 Plan (“ISOs”) from 500,000 shares of Common Stock to 2,500,000 shares of Common Stock. At the Company’s 2025 Annual Meeting the Company’s stockholders were also asked to approve an amendment to Section 5 of the 2022 Plan by adding a new Section 5(d) which provides for the addition of an “evergreen” provision to the 2022 Plan such that on each November 1st, through and including November 1, 2031, a number of shares of Common Stock will be added to the 2022 Plan equal to the lesser of (i) 5% of the number of shares of Common Stock issued and outstanding on the immediately preceding October 31st and (ii) an amount determined by our Board. Both of these amendments to the 2022 Plan were approved by the Company’s stockholders at the 2025 Annual Meeting. As a result of the additional 2,000,000 shares of Common Stock reserved for issuance of awards under the 2022 Plan and the further addition of 452,383 shares of common stock, as of November 1, 2025, there are currently a total of 2,952,383 shares of Common Stock reserved for issuance under the 2022 Plan.

We are currently asking our stockholders to approve an increase of 3,500,000 shares of Common Stock reserved for issuance of awards under the 2022 Plan so that, if approved, the number of shares of Common Stock reserved for issuance of awards under the 2022 Plan would be increased from 2,952,383 shares to 6,452,383 shares of Common Stock. We believe strongly that the increase in shares of Common Stock reserved for issuance with respect to awards granted under the 2022 Plan is essential to our continued success and therefore is in the best interests of the Company and our stockholders. Our employees are our most valuable assets. The Board believes that grants of stock options, restricted stock units, performance-based restricted stock units and other equity awards under the 2022 Plan help create long-term equity participation in the Company and thereby assist us in attracting, retaining, motivating and rewarding employees, directors, and consultants. Specifically, in light of the Company’s recently strengthened balance sheet and its intention to pursue significantly larger oil and gas acquisitions, the proposed increase in shares of Common Stock available for awards under the 2022 Plan will allow us to attract and retain the high-caliber talent and specialized employees and consultants necessary to execute on these opportunities and drive long-term stockholder value.

The Board also believes that long-term equity compensation is essential to link executive pay to long-term stockholder value creation.

As of March 26, 2025, the Record Date, there were 962,633 shares of Common Stock remaining available for the grant of awards under the 2022 Plan. Without this increase, we will be limited, in the future, as to the number of shares of Common Stock we will have available for the granting of additional awards to employees, which could make it difficult for us to retain our current employees and to also attract new highly qualified employees. Our ability to attract and retain qualified directors to serve on our Board is also contingent on our ability to provide them with compensation in the form of equity which is comparable with the equity compensation provided to directors of other public companies in our industry. This cannot be accomplished without an increase in the 2,952,383 shares of Common Stock currently authorized under the 2022 Plan. Finally, 6,452,383 shares of Common Stock, which is twenty percent (20%) of the 32,377,399 shares of Common Stock issued and outstanding as of March 26, 2026, the Record Date, has been determined by the Board to be reasonable and necessary to properly compensate our employees and directors.

The above-described amendment to the 2022 Plan will not be effective unless and until approved by our stockholders.

If our stockholders do not approve the above-described amendment to the 2022 Plan, the amendment will not take effect, but we may continue to grant rights to purchase shares under the 2022 Plan in accordance with the current terms and conditions of the 2022 Plan; provided, however, that no awards will be made under the 2022 Plan for an aggregate number of shares of Common Stock in excess of 2,952,383 shares of Common Stock, unless and until the stockholders approve the above-described amendment to the 2022 Plan, with respect to such increase. The Board has determined that it is in the best interests of us and our stockholders that this amendment to the 2022 Plan be approved and is asking our stockholders for their approval of this amendment to the 2022 Plan. The form of Amendment No. 3 to the 2022 Plan, which includes this amendment is attached as Annex B to this Proxy Statement.

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Summary of Material Terms of the 2022 Plan

The following is a summary of the material features of the 2022 Plan, as amended. This summary is qualified in its entirety by the full texts of the form of Amendment No. 3 to the 2022 Plan, and the 2022 Plan, a copy of which is filed as Exhibit 10.3 to our Form 10-K filed on January 20, 2026.

Purpose

The purpose of the 2022 Plan is to attract and retain highly competent persons as directors, officers, key employees, consultants and independent contractors of the Company by providing them opportunities to acquire Shares.

Eligibility

The Administrator (defined below) may grant awards to directors, officers, key employees, consultants and independent contractors of the Company or its subsidiaries. Only employees are eligible to receive incentive stock options. As of March 26, 2026, the Record Date, approximately nine (9) individuals are eligible to participate in the 2022 Plan, which includes six (6) officers and directors and three (3) consultants who do not serve as an officer or director of the Company.

Administration

Except for those powers expressly reserved for the Board, the 2022 Plan is administered by any subcommittee of the Board appointed by the Board to administer the 2022 Plan (the “Committee”) or, if no Committee is appointed to administer the Amended Plan, the Board (the “Administrator”). The Administrator is authorized, subject to the provisions of the 2022 Plan, to establish such rules and regulations as it deems necessary or appropriate for the proper administration of the 2022 Plan and to make such determinations and interpretations and to take such actions as it deems necessary or advisable. The Administrator may delegate to one or more of its officers or to one or more agents or advisors, such administrative duties or powers as it may deem advisable.

Share Reserve

The maximum aggregate number of shares that may be issued under the 2022 Plan is currently 2,952,383 shares, but, if this Proposal No. 3 is approved by our stockholders, the maximum number of shares of Common Stock that may be issued under the 2022 Plan will be increased to 6,452,383 shares.

On each November 1st, through and including November 1, 2031, a number of shares of Common Stock will be added to the 2022 Plan equal to the lesser of (i) 5% of the number of shares of Common Stock issued and outstanding on the immediately preceding October 31st and (ii) an amount determined by our Board.

If there is a lapse, expiration, termination or cancellation of any stock option granted under the 2022 Plan prior to the issuance of shares of Common Stock in connection with such option, or if shares of Common Stock are issued under the 2022 Plan in connection with an award and thereafter such shares of Common Stock are reacquired by the Company, those shares of Common Stock may again be used for new awards under the 2022 Plan. In addition, any shares of Common Stock exchanged or surrendered by a participant as full or partial payment of the exercise price under any stock option exercised, any shares of Common Stock retained by the Company pursuant to the participant’s tax withholding election, and any shares of Common Stock covered by an award which is settled in cash, will be added back to the shares of Common Stock available for issuance under the 2022 Plan. The Board will determine the appropriate methodology for calculating the number of shares of Common Stock available for issuance pursuant to the 2022 Plan.

The share reserve described herein may be subject to certain adjustments in the event of certain changes in the capitalization of the Company (see Equitable Adjustments below).

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Types of Awards

The 2022 Plan provides for the grant of stock options, equity appreciation rights, restricted stock, restricted stock units, performance awards, and other stock-based awards (collectively, “awards”), which may be granted singularly or in any combination.

Stock Options. The 2022 Plan permits the granting of both options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and options that do not so qualify. Options granted under the 2022 Plan will be nonqualified options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Nonqualified options may be granted to any persons eligible to receive awards under the 2022 Plan.

The exercise price of each option will be determined by the Administrator, but such exercise price may not be less than 100% of the fair market value of one share of Common Stock on the date of grant or, in the case of an incentive stock option granted to a 10% or greater stockholder, 110% of such share’s fair market value. The term of each option will be set by the Administrator and may not exceed ten (10) years from the date of grant (or five (5) years for an incentive stock option granted to a 10% or greater stockholder). The Administrator will determine at what time or times each option may be exercised, including the ability to accelerate the vesting of such options.

Upon exercise of an option, the exercise price must be paid in United States dollars in cash or by check, through the delivery of shares of Common Stock then owned by the participant having a fair market value equal to the exercise price of the stock option, by having the Company retain from the shares of Common Stock otherwise issuable a number of shares having a fair market value equal to the exercise price of the stock option (a “net-exercise”), payment of such other lawful consideration as the Administrator may determine in its sole discretion, or by any combination of the foregoing.

Equity Appreciation Rights. The Administrator may award equity appreciation rights subject to such conditions and restrictions as it may determine. Equity appreciation rights entitle the recipient to a payment based on the appreciation in the fair market value of the shares of Common Stock subject thereto up to a specified date or dates. Each equity appreciation right will entitle the holder to receive the appreciation in the fair market value of the shares of Common Stock referenced therein up to the date the right is subject to a payout event. In the case of a right issued in relation to a stock option, such appreciation will be measured from not less than the exercise price of such stock option and in the case of a right issued independently of any stock option, such appreciation will be measured from the applicable strike price specified by the Administrator in the applicable award agreement. Each equity appreciation right will be payable at such time or times following the first to occur of the applicable payout events, as set forth in the applicable award agreement. Payment of such appreciation will be made in cash, shares of Common Stock, or a combination thereof, as determined by the Administrator.

Restricted Stock. A restricted stock award is an award of shares of Common Stock that vests in accordance with the terms and conditions established by the Administrator. The Administrator will determine the persons to whom grants of restricted stock awards are made, the number of restricted shares to be awarded, the price (if any) to be paid for the restricted shares, the time or times within which awards of restricted stock may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of restricted stock awards. Unless otherwise provided in the applicable award agreement, a participant generally will have the rights and privileges of a stockholder as to such restricted shares, including, without limitation, the right to vote such restricted shares and the right to receive dividends, if applicable.

Restricted Stock Units. Restricted stock units are the right to receive shares of Common Stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Administrator. Restrictions or conditions could include, but are not limited to, the attainment of performance goals, continuous service with the Company or its subsidiaries, the passage of time or other restrictions or conditions. The Administrator determines the persons to whom grants of restricted stock units are made, the number of restricted stock units to be awarded, the time or times within which awards of restricted stock units may be subject to forfeiture, the vesting schedule, and rights to acceleration thereof, and all other terms and conditions of the restricted stock unit awards. The value of the restricted stock units may be paid in shares of Common Stock, cash, other securities, other property, or a combination of the foregoing, as determined by the Administrator.

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Performance Awards. The Administrator has the authority to grant cash, shares of Common Stock, stock options, equity appreciation rights, restricted stock, restricted stock units, and other stock-based awards as a performance award, which means that such awards vest at least in part upon the attainment of one or more specified performance criteria. For each performance period, the Administrator will have the sole authority to select the length of such performance period, the types of performance award to be granted, the performance criteria that will be used to establish the performance goals, and the level(s) of performance which shall result in a performance award being earned. At any time, the Administrator may adjust or modify the calculation of a performance goal for a performance period, to appropriately reflect any circumstance or event that occurs during a performance period and that in the Administrator’s sole discretion, warrants adjustment or modification. Depending on the type of performance award granted, the previously discussed terms and conditions will also apply to a performance award. Payment of earned performance awards will be made in accordance with the terms and conditions prescribed by the Administrator, and will be made in the form of cash, shares of Common Stock, or a combination thereof.

Other Stock-Based Awards. Other stock-based awards consist of other types of equity-based or equity-related awards not otherwise described by the terms of the 2022 Plan in such amounts and subject to such terms and conditions as the Administrator may determine. Such awards may involve the transfer of actual shares of Common Stock, or payment in cash or otherwise of amounts based on the value of the shares of Common Stock.

Repricing

The 2022 Plan permits stock option repricing without stockholder approval by mutual agreement between the Company and a participant.

Tax Withholding

All payments or distributions made pursuant to the 2022 Plan will be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. If the Company proposes or is required to distribute shares of Common Stock pursuant to the 2022 Plan, it may require the recipient to remit to it an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such shares of Common Stock. The Administrator may, in its sole discretion and subject to such rules as it may adopt, permit an award holder to pay all or a portion of the minimum (or such greater amount as the Administrator permits) required federal, state and local withholding obligations arising in connection with (a) a stock option or equity appreciation right or (b) the receipt or vesting of a restricted stock award or a performance award, by electing to have the Company withhold shares of Common Stock having a fair market value equal to the amount to be withheld.

Equitable Adjustments

If the Company changes the number of shares of Common Stock issued without new consideration to the Company (such as by stock dividend or stock split), the total number of shares of Common Stock reserved for issuance under the Amended Plan, the maximum number of shares of Common Stock which may be made subject to incentive stock options during the term of the 2022 Plan, and the number of shares of Common Stock covered by each then outstanding award will be equitably adjusted and the aggregate consideration payable to the Company, if any, won’t be changed. In the event of any merger, consolidation or reorganization of the Company with or into another entity other than a merger, consolidation or reorganization in which the Company is the continuing entity and which does not result in the outstanding shares of Common Stock being converted into or exchanged for different securities, cash or other property, or any combination thereof, there shall be substituted, on an equitable basis, as determined by the Administrator, for each share of Common Stock then subject to an award under the 2022 Plan, the number and kind of shares of Common Stock, other securities, cash or other property to which holders of shares of Common Stock will be entitled pursuant to the transaction.

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Change in Control

Unless otherwise expressly provided in the applicable award agreement, upon the occurrence of a Change in Control (as defined in the 2022 Plan), the Board or the Committee may (1) provide for the acceleration of vesting or to cause the lapse of restrictions with respect to, all or any portion of an award, (2) cancel an award for a cash payment equal to the fair market value (as determined in the sole discretion of the Board) which, in the case of stock options and equity appreciation rights, shall be deemed to be equal to the excess, if any, of the value of the consideration to be paid in the Change of Control transaction to holders of the same number of shares of Common Stock subject to such stock options or equity appreciation rights (or, if no consideration is paid in any such transaction, the fair market value of the shares of Common Stock subject to such stock options or equity appreciation rights) over the aggregate exercise price (in the case of stock options) or strike price (in the case of equity appreciation rights), (3) provide for the issuance of a substitute award that will substantially preserve the otherwise applicable terms of any affected award previously granted hereunder as determined by the Board in its sole discretion, (4) terminate unvested stock options without providing accelerated vesting or (5) take any other action with respect to the awards the Board or the Committee deems appropriate. For the avoidance of doubt, the treatment of awards upon a Change of Control of the Company may vary among the award types and participants in the sole discretion of the Board. Unless otherwise determined by the Board (on the same basis or on different bases as the Board shall specify), any repurchase rights or other rights of the Company that relate to an award shall continue to apply to consideration, including cash, that has been substituted, assumed or amended for an award. The Company may hold in escrow all or any portion of any such consideration in order to effectuate any continuing restrictions.

Transferability of Awards

Unless otherwise set forth in the applicable written award agreement, each award granted under the 2022 Plan will not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the participant’s lifetime, only by the participant or, in the event of a participant’s disability, by the participant’s personal representative. In the event of the death of a participant, exercise of any award or payment with respect to any award will be made only by or to the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant’s rights under the benefit shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Administrator, a grant of a stock option may permit the transfer thereof by the participant solely to members of the participant’s immediate family or trusts or family partnerships or limited liability companies for the benefit of such persons, subject to such terms and conditions as may be established by the Administrator.

Term

The 2022 Plan became effective on October 17, 2022, when approved by our stockholders, and, unless terminated earlier, the 2022 Plan will continue in effect for a term of ten (10) years.

Amendment and Termination

The Board may amend the 2022 Plan from time to time or terminate the 2022 Plan at any time, subject to any requirement of stockholder approval required by applicable law, regulation, or stock exchange rule. The Board may amend the terms of any previously-granted award agreement, but only if (a) the Board determines that such change is necessary or desirable for legal compliance reasons, (b) the amendment is beneficial to the participant, or (c) the participant consents to such amendment.

Form S-8

The Company intends to file with the SEC a registration statement on Form S-8 covering the additional shares of Common Stock issuable under the 2022 Plan, if this Proposal No. 3 is approved by our stockholders.

Vote Required

The affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the 2022 Plan Amendment Proposal. Abstentions will have no effect on the outcome of the vote.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE 2022 PLAN AMENDMENT PROPOSAL.

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PROPOSAL NO. 4 - THE AUDITOR RATIFICATION PROPOSAL

Appointment of Independent Registered Public Accounting Firm

The audit committee of our Board of Directors appoints our independent registered public accounting firm. In this regard, the audit committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the audit committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s capabilities relative to our business; and the firm’s knowledge of our operations. Bush & Associates has served as our independent registered public accounting firm since May 2024. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. Upon consideration of these and other factors, the audit committee has appointed Bush & Associates to serve as our independent registered public accounting firm for the year ending October 31, 2026. If our stockholders do not ratify the selection, it will be considered as notice to the Board of Directors and the audit committee to reconsider its appointment.

Representatives of Bush & Associates are not expected to attend the Annual Meeting or to have an opportunity to make a statement or be available to respond to appropriate questions from stockholders.

Audit, Audit-Related and All Other Fees

The table below shows the aggregate fees billed for professional services for the audits and audit-related fees of the Company’s annual financial statements included in the Form 10-K, for the years ended October 31, 2025 and 2024, respectively, which were audited by Bush and Associates CPA LLC (“Bush”).

	2025	2024
Audit Fees	$117,000	$158,500
Audit Related Fees	$5,000	$27,500
Tax Fees	$-	$-
All Other Fees	$-	$32,500
Total	$122,000	$218,500

Audit Committee’s Pre-Approval Policies and Procedures

The formal written charter for our audit committee requires that the audit committee pre-approve all auditing services and permitted non-audit services to be performed for us by our independent registered public accounting firm, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by our audit committee prior to the completion of the audit). Our audit committee may form and delegate authority to subcommittees of our audit committee consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to our full audit committee at its next scheduled meeting.

In 2023, the audit committee adopted policies and procedures for the pre-approval of audit and non-audit services performed by the independent registered public accounting firm pursuant to which the audit committee generally is required to pre-approve the audit and permissible non-audit services performed by the independent registered public accounting firm in order to ensure that the provision of such services does not impair the registered accountants’ independence.

The services provided to us by Bush & Associates in fiscal year 2025 were provided in accordance with our pre-approval policies and procedures, as applicable.

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Audit Committee Report

A brief description of the principal functions of the audit committee is included in this Proxy Statement under the discussion of “Committees of the Board of Directors - Audit Committee.” Under the audit committee charter, the audit committee is appointed by the Board of Directors to assist the Board of Directors in monitoring (1) the integrity of the annual, quarterly and other financial statements of the Company, (2) the independent registered public accounting firm’s qualifications and independence, (3) the performance of the Company’s independent registered public accounting firm and (4) the compliance by the Company with legal and regulatory requirements. It also shall review and approve all related-party transactions.

On December 31, 2024, the employment agreement between the Company and Mr. Overholtzer ended, and on January 1, 2025, the Company entered into an independent contractor agreement with Mr. Overholtzer, under which he continued to serve as the Chief Financial Officer of the Company and was paid a monthly fee of $12,500; the initial term of the agreement was for one year and was automatically renewable unless either party provided a 30-day notice prior to the expiration of the agreement. The Company subsequently entered into a new agreement with Mr. Overholtzer effective January 1, 2026, to increase the monthly fee paid from $12,500 to $15,000, and which otherwise contains the same terms as the prior employment agreement with Mr. Overholtzer.

As of April 4, 2025, the Company entered into a Loan and Note Purchase Agreement (the “Loan Agreement”) with Trio Canada, whereby it made a loan to Trio Canada in the amount of $1,131,000 (the “Loan Amount”); in return, Trio Canada issued to the Company a three-year promissory note with a maturity date of April 4, 2028 in the principal amount of $1,131,000 (the “Subsidiary Note”). The outstanding principal amount of the Subsidiary Note accrues interest at a rate of 12% per annum.

Under the terms of the Loan Agreement, $585,000 of the Loan Amount is required to be used to pay the remaining cash amount payable to Novacor in connection with the Novacor Acquisition; the remainder of the Loan Amount is to be used for ongoing operating costs of Trio Canada. As of October 31, 2025, $700,665 has been utilized, primarily for consideration in the Novacor acquisition, with a small portion applied to other operating cash needs of Trio Canada. The remaining unused portion of the Subsidiary Loan is $430,335. For the year ended October 31, 2025, the Company recorded intercompany interest income of $27,606 on the Subsidiary Loan, based on an interest rate of 8% per annum, with the corresponding interest expense recognized by Trio Canada.

On August 1, 2025, the Company’s Board of Directors approved the grant of an aggregate of 850,000 restricted stock units (“RSUs”) to four non-employee directors, pursuant to the 2022 Plan. The RSUs were fully vested on the grant date, which was the same date as Board approval. The awards were measured at the grant-date fair value of $1.18 per share, resulting in a total grant-date fair value of approximately $1,001,725. As of October 31, 2025, although the shares underlying the RSUs had not yet been issued, the obligation was both probable and estimable. In accordance with ASC 718, Compensation-Stock Compensation, and ASC 450, Contingencies, the Company recognized the full amount of stock-based compensation expense related to these awards in the consolidated statement of operations for the year ended October 31, 2025.

On August 1, 2025, Mr. Stanford Eschner resigned from his positions as Vice Chairman and director of Trio Petroleum Corp, effective immediately. His resignation was not the result of any disagreement with the Company’s management or Board of Directors regarding operations, policies, or practices. Concurrently, the Board approved Mr. Eschner’s engagement as a consultant to the Company through December 31, 2025. Under the Consulting Agreement, Mr. Eschner was entitled to receive a monthly cash fee of $4,167 and a one-time grant of 15,000 shares of Common Stock pursuant to the 2022 Plan.

Other than the transactions set forth in the preceding paragraphs, there were no related-party transactions in the Company’s fiscal year ended October 31, 2025 requiring review and approval.

The audit committee has reviewed and discussed the audited financial statements for the fiscal year ended October 31, 2025, with management of the Company. The audit committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with audit committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The audit committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm its independence. Based on the foregoing, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2025.

Submitted by the Audit Committee of the Board of Directors:

Mr. William Hunter (Chair of the audit committee)

Mr. Thomas J. Pernice

Mr. John Randall

Vote Required

The affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the Auditor Ratification Proposal. Abstentions will have no effect on the outcome of the vote.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AUDITOR RATIFICATION PROPOSAL.

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DIRECTORS AND OFFICERS

The following is a list of our directors and executive officers, as of March 26, 2026, the Record Date, as well as nominee for Class III Director to be submitted to the vote of our stockholders at the Annual Meeting, along with the specific information required by Rule 14a-3 of the Securities Exchange Act of 1934:

Name	Age	Position
Executive Officers
Robin Ross	72	Chief Executive Officer and Chairman
Gregory L. Overholtzer	69	Chief Financial Officer
Non-Employee Directors
William J. Hunter	57	Director
John Randall	84	Director
Thomas J. Pernice	63	Director
James H. Blake	58	Director

Executive Officers

Robin Ross (Chief Executive Officer, Chairman and Director) has served as our Chief Executive Officer since July 2024, and Chairman and Director since June 2024. Mr. Ross previously served as a director of the Company from August 2021 to May 2023 and was a co-founder of the Company in July 2021. Since November 2023, Mr. Ross has served as the Chairman and CEO of Drillwaste Solutions Corp., a Canadian private company. Since October 2019, Mr. Ross has served as the founder of Gold’n Futures Mineral Corp. (CSE: FUTR), a junior resource company. Since 2007, Mr. Ross has served as the president of Vanross Enterprises Inc., a Canadian investment company. From 2008 until the sale of the company in August 2010, Mr. Ross served as a Co-Founder of Canada Potash Corporation, a Canadian resource company with access to over 1.7 million acres, or just over 15%, of the 11 million acres in the Williston Basin in South Central Saskatchewan, Canada. Mr. Ross previously held management positions at Canadian investment dealers for over 18 years. From 1999 until 2001, Mr. Ross served as Branch Manager and Director of Sales at Yorkton Securities, a Canadian biotechnology and investment dealer. From 1987 until 1999, Mr. Ross served as Branch Manager at Midland Walwyn Inc., a Canadian national investment dealer.

Gregory L. Overholtzer (Chief Financial Officer) has served as our Chief Financial Officer since February 2022. Since 2019, Mr. Overholtzer has worked as a part-time Chief Financial Officer of Indonesia Energy Corp. (NYSE AMERICAN: INDO). In addition, from November 2019 until October 2024, Mr. Overholtzer served as a Consulting Director of Ravix Consulting Group. From December 2018 until November 2019, Mr. Overholtzer served as a Field Consultant at Resources Global Professionals. From January 2012 until December 2018, Mr. Overholtzer served as the Chief Financial Officer, Chief Accounting Officer and Controller of Pacific Energy Development (NYSE AMERICAN: PED). Mr. Overholtzer holds a BA in Zoology and an MBA in Finance from the University of California, Berkeley.

Non-Employee Directors

William J. Hunter (Director) has served as a Director since July 2022. From 2015 until 2022, Mr. Hunter served as Managing Partner of Hunter Resources LLC, a strategic and financial consulting firm. From 2017 until 2021, Mr. Hunter served as the President, Chief Financial Officer and Director of Advent Technologies post-merger with AMCI Acquisition Corp. From 2013 until 2015, Mr. Hunter served as Managing Director of the Industrial Group of Nomura Securities. Mr. Hunter is currently Chief Executive Officer and a Director at Uranium American Resources Inc. (OTCBB:UARI) f/ka/Tonogold Resources, since 2022 and a former Director at American Battery Technology Corporation (NADAQ: ABAT) from 2016 to 2022. William Hunter received his B.Sc. from DePaul University in Chicago and an MBA with distinction from the Kellstadt School of Business at DePaul University.

John Randall (Director) has served as a Director since November 2021. From May 2017 to March 2023, Mr. Randall worked as a sole proprietor to provide Professional Geologist, to companies and lenders. In such role, Mr. Randall identified oil and gas properties to buy, analysis, and value creation for Arcadius Capital, Azimuth, GE Capital, and Tetra Tech. From April 2016 to April 2017, Mr. Randall was Vice President of the California Business Unit of Azimuth Energy. Prior to that, from 2003 to April 2016, Mr. Randall served as Senior Geologist at Freeport-McMoRan Oil and Gas. From 1984 to 2001, Mr. Randall District and Division Geologist for Chevron in California, and spent his final four years with the company as an expatriate serving as Geological Operations Manager at Chevron’s Tengiz operations in Kazakhstan. From 1977 to 1984, Mr. Randall was a Geology Manager for Gulf Oil Corp., and from 1970 t0 1977, he was a Development Geologist for Union Oil Company. Mr. Randall holds both an M.S. and a B.S. in Geology from Southern Illinois University. Mr. Randall also holds registered professional geological licenses in the states of California, Texas, Louisiana, and Mississippi.

Thomas J. Pernice (Director) has served as a Director since November 2021. Mr. Pernice has served as the President of Modena Holding Corporation, a company providing corporate and executive advisory services, since 2000. In addition, he has served as a partner with The Abraham Group, an international strategic consulting firm and with Green Partners USA, LLC, a private equity real estate fund dedicated to green building since 2007. In 2004, he was appointed Senior Policy Advisor and Executive Director of the Secretary of Energy Advisory Board at the U.S. Department of Energy where he served until 2006. He was a partner and Managing Director of Cappello Group, a boutique investment and merchant bank in Los Angeles from 2000 to 2004. Mr. Pernice also served in the Family Offices of billionaire industrialist David H. Murdock where he was a member of the Chairman’s Global Leadership Team and Executive Officer of Dole Food Company, Inc. (NYSE: DOL) from 1992 to 2000. Mr. Pernice was as a Presidential Appointee and member of the senior White House staff serving from 1984 to 1992 where he traveled as a diplomatic representative of the United States to more than 92 countries. Further, Mr. Pernice has served as Executive Vice Chairman, a member of the board of director and an officer to Vaxanix Bio, Ltd since December 2023, as a member of the board of directors and officer to Vaxanix Bio Acquisition Corp I since January 2023, as a member of the board of director and officer to Vaxanix Bio Acquisition Corps II, III, IV, V, VI, VII and VIII since December 2023, as a member of the board of directors of DrillWaste Corp. since October 2023, as a member of the board of directors of D3 Energy Corporation since 2022 until March 2025, when D3 Energy Corporation was dissolved, and Panvaxal, LLC, a private biotechnology company since 2019. Mr. Pernice is also member of the board of advisors to JMS Energy Impact Fund since October 2023 and a member of the board of advisors to IOCharge Corp since September 2023. Mr. Pernice holds a BA in Broadcast Journalism from the University of Southern California.

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James H. Blake (Director) has served as a Director since October 2024. From 1995 to 2024, when he retired, Mr. Blake served in the banking industry as an investment advisor and a Portfolio Manager and first Vice President overseeing a large portfolio of investments. Mr. Blake earned a Bachelor of Commerce degree in 1991 and completed his certification as a Chartered Financial Analyst in 2003.

Family Relationships

There are no family relationships among our directors or executive officers.

Director or Officer Involvement in Certain Prior Legal Proceedings

Our directors and executive officers were not involved in any legal proceedings as described in Item 401(f) of Regulation S-K in the past ten years.

Board Composition and Election of Directors

Our board of directors currently consists of five members. Under our amended and restated bylaws, the number of directors will be determined from time to time by our board of directors.

Director Independence

Our board has determined that Robin Ross currently has relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, such that he cannot be deemed “independent” as that term is defined under the rules of the NYSE American, or the NYSE American rules. Our board has determined that William Hunter, John Randall, Thomas J. Pernice and James H. Blake are all “independent” as that term is defined under the NYSE American rules. As required under the NYSE American rules a majority of the members serving on the Board are considered to be “independent.”

Classified Board of Directors

In accordance with our amended and restated certificate of incorporation and amended and restated bylaws, our board of directors is divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our directors are divided among the three classes as follows:

●	the Class I directors are John Randall and Thomas J. Pernice, and their terms will expire at our annual meeting of stockholders in 2027;

●	the Class II directors are William J. Hunter and James H. Blake, and their term will expire at our annual meeting of stockholders in 2028, and

●	the Class III director is Robin Ross, and his term expires at the Annual Meeting.

Our amended and restated certificate of incorporation and amended and restated bylaws provide that the authorized number of directors may be changed only by resolution of the board of directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our board of directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of our outstanding voting stock entitled to vote in the election of directors.

Board Leadership Structure

Our corporate governance guidelines provide that, if the chairman of the board is a member of management or does not otherwise qualify as independent, the independent directors of the board may elect a lead director. The lead director’s responsibilities include, but are not limited to: presiding over all meetings of the board of directors at which the chairman is not present, including any executive sessions of the independent directors; approving board meeting schedules and agendas; and acting as the liaison between the independent directors and the chief executive officer and chairman of the board. Our corporate governance guidelines further provide the flexibility for our board of directors to modify our leadership structure in the future as it deems appropriate.

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Role of the Board in Risk Oversight

One of the key functions of our board of directors is informed oversight of our risk management process. Our board of directors will not have a standing risk management committee, but will rather administer this oversight function directly through our board of directors as a whole, as well as through various standing committees of our board of directors that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our Audit Committee also monitors compliance with legal and regulatory requirements. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance practices, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire board of directors will be regularly informed through committee reports about such risks.

Board Committees

We have the following board of directors committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The composition and responsibilities of each committee are described below. Members will serve on these committees until their resignation or until otherwise determined by our board of directors. Each committee’s charter is available under the Corporate Governance section of our website at www.trio-petroleum.com. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this Proxy Statement.

Audit Committee. The Audit Committee’s responsibilities include:

●	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

●	overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;

●	reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;

●	coordinating our board of directors’ oversight of our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

●	discussing our risk management policies;

●	meeting independently with our internal auditing staff, if any, registered public accounting firm and management;

●	reviewing and approving or ratifying any related person transactions; and

●	preparing the audit committee report required by SEC rules.

The members of our audit committee are William Hunter (chairperson), Thomas J. Pernice and John Randall. All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and the NYSE American. Our board has determined that William Hunter is an audit committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of the NYSE American. Under the rules of the SEC, members of the audit committee must also meet heightened independence standards. Our board of directors has determined that all members of the audit committee are independent under the heightened audit committee independence standards of the SEC and the NYSE American.

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The audit committee operates under a written charter that satisfies the applicable standards of the SEC and the NYSE American.

Compensation Committee. The Compensation Committee’s responsibilities include:

●	reviewing and approving, or recommending for approval by the board of directors, the compensation of our Chief Executive Officer and our other executive officers;

●	overseeing and administering our cash and equity incentive plans;

●	reviewing and making recommendations to our board of directors with respect to director compensation;

●	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required; and

●	preparing the annual compensation committee report required by SEC rules, to the extent required.

The members of our compensation committee are Thomas J. Pernice (chair) and William Hunter. Each of the members of our compensation committee is independent under the applicable rules and regulations of the NYSE American and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The compensation committee operates under a written charter that satisfies the applicable standards of the SEC and the NYSE American.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee’s responsibilities include:

●	identifying individuals qualified to become board members;

●	recommending to our board of directors the persons to be nominated for election as directors and to each board committee;

●	developing and recommending to our board of directors corporate governance guidelines, and reviewing and recommending to our board of directors proposed changes to our corporate governance guidelines from time to time; and

●	overseeing a periodic evaluation of our board of directors.

The members of our nominating and corporate governance committee are Thomas J. Pernice (chairperson) and John Randall. Each of the members of our Nominating and Corporate Governance Committee is an independent director under the applicable rules and regulations of the NYSE American relating to nominating and corporate governance committee independence. The Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable standards of the SEC and the NYSE American.

Compensation Committee Interlocks and Insider Participation

No member of our compensation committee is a current or former officer or employee. None of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director or member of our compensation committee during the last completed fiscal year.

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Code of Ethics and Code of Conduct

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our code of business conduct and ethics is available under the Corporate Governance section of our website at www.trio-petroleum.com. In addition, we have posted on our website all disclosures that are required by law or the rules of the NYSE American concerning any amendments to, or waivers from, any provision of the code. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this Proxy Statement.

Insider Trading Policies

On November 27, 2023, we adopted insider trading policies and procedures governing the purchase, sale, and/or other dispositions of our securities by directors, officers and employees, which are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable Nasdaq listing standards.

Board Attendance

During the year ended October 31, 2025, our Board of Directors met five (5) times and the audit committee of the Board of Directors met four (4) times. The compensation committee met one (1) time and the nominating and corporate governance committee of the Board of Directors did not meet during the year ended October 31, 2025. During the year ended October 31, 2025, each director attended at least 75% of the meetings of the Board of Directors, while serving as a director. During the year ended October 31, 2025, each director attended at least 75% of all meetings of committees of the Board of Directors on which he or she served.

Executive Sessions

Executive sessions, which are meetings of the non-management members of the Board of Directors, are scheduled as and when determined necessary. In addition, at least once a year, the independent directors meet in a private session that excludes management and any non-independent directors. The Chairman of the Board of Directors presides at each of these meetings and, in his absence, the non-management and independent directors in attendance, as applicable, determine which member will preside at such session.

Director Attendance at Annual Meeting of Stockholders

We do not have a formal policy regarding the attendance of our Board of Directors members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders.

Communications with the Board of Directors

Any stockholder or any other interested party who desires to communicate with our Board of Directors, our non-management directors, or any specified individual director, may do so by directing such correspondence to the attention of the Secretary, Trio Petroleum Corp, 23823 Malibu Road, Suite 304, Malibu, CA 90265. The Secretary will forward the communication to the appropriate director or directors as appropriate.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our directors and executive officers and persons who beneficially own more than 10% of our Common Stock (referred to herein as the “reporting persons”) file with the SEC various reports as to their ownership of and activities relating to our Common Stock. Such reporting persons are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file.

Based solely upon a review of copies of Section 16(a) reports and representations received by us from reporting persons, and without conducting any independent investigation of our own, in fiscal year 2025, all Forms 3, 4 and 5 were timely filed with the SEC by such reporting persons except for (i) Mr. Randall filed two late Form 4s covering two transaction, (ii) Mr. Blake filed one late Form 3, and filed one late Form 4 covering one transaction, (iii) Mr. Hunter filed one late Form 4 covering one transaction, (iv) Mr. Pernice filed one late Form 4 covering one transaction, (v) Mr. Ross filed one late Form 4 covering one transaction, and (vi) Mr. Overholtzer filed one late Form 4 covering one transaction.

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EXECUTIVE AND DIRECTOR COMPENSATION

Overview

We are currently considered a “smaller reporting company” for purposes of the SEC’s executive compensation and other disclosure rules. In accordance with such rules, we are required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year End Table, as well as limited narrative disclosures.

We design our executive officer compensation program to attract, motivate, and retain the key executives who drive our success and industry leadership. Our compensation program consists of several forms of compensation: base salary, cash incentive bonuses, equity compensation and other benefits and perquisites. Pay that reflects performance and alignment of that pay with the interests of long-term stockholders are key principles that underlie our compensation program. The Board believes that our current executive compensation program directly links executive compensation to our performance and aligns the interest of our executive officers with those of our shareholders.

Financial Restatement

It is a policy of our Board that the Compensation Committee will, to the extent permitted by governing law, have the sole and absolute authority to make retroactive adjustments to any cash or equity-based incentive compensation paid to executive officers and certain other officers where the payment was predicated upon the achievement of certain financial results that were subsequently the subject of a restatement. Where applicable, the Company will seek to recover any amount determined to have been inappropriately received by the individual executive.

Clawback Policy

We have adopted a Compensation Recovery Policy in accordance with applicable NYSE and NYSE American rules, a copy of which is filed as exhibit 97.1 to the Annual Report. It is generally our policy that the Company will recoup any incentive compensation erroneously awarded to any current or former executive officers due to material noncompliance with any financial reporting requirement under applicable securities laws during the three completed fiscal years immediately preceding the date the Company determines that an accounting restatement is required.

Summary Compensation

The following sets forth the compensation paid by us to our named executive officers for the fiscal years ended October 31, 2025 and 2024.

				Stock	Option	All Other
		Salary	Bonus	Awards	Awards	Compensation	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)	($)
Robin Ross	2025	335,950	-	1,115,910	-	-	1,451,860
Chief Executive Officer and Chairman(1)	2024	25,569	70,639	52,541	-	4,170	152,919

Greg Overholtzer	2025	145,000	-	103,236	-	-	248,236
Chief Financial Officer (2)	2024	90,000	-	14,136	-	-	104,136

Stanford Eschner	2025	28,333	-	17,678	-	-	46,011
Vice Chairman (3)	2024	120,417	-	228,167	-	-	348,584

Terence Eschner	2025	28,333	-	-	-	-	28,333
President (4)	2024	120,417	-	228,167	-	-	348,584

Steven Rowlee	2025	28,333	-	-	-	-	28,333
Chief Operating Officer (5)	2024	127,500	-	228,167	-	-	355,667

(1)	Effective as of June 20, 2024, we appointed Mr. Ross as the Chairman of the Board of Directors; in connection with this appointment, we awarded Mr. Ross 50,000 shares of restricted stock, with 25% of the shares vesting six months after issuance and the remainder equally over the next twelve months on a quarterly basis. Effective as of July 11, 2024, we entered into an employment agreement with Mr. Ross, who became our Chief Executive Officer (“CEO”), for a term ending on December 31, 2026, which shall auto-renew for additional one-year terms. Per his employment agreement, we have agreed to pay Mr. Ross a salary at a rate of $300,000 per year. He is eligible for an annual bonus targeted at 100% of base salary, as determined by the Board based on his performance and the achievement by the Company of financial, operating and other objectives set by the Board. In connection with his appointment as the CEO, Mr. Ross was also granted an award of 100,000 shares of restricted stock, subject to Continuous Service, and which will vest with respect to 25% of the shares of restricted stock on January 9, 2025, and the remainder shall vest in equal tranches every three months thereinafter until either the shares of restricted stock are fully vested or Mr. Ross’s Continuous Service with the Company terminates, whichever occurs first. Additionally, in August 2025, the Compensation Committee approved an increase in Mr. Ross’ salary to $400,000 per year, a cash bonus of $150,000, as well as the one-time award of 625,000 shares of Common Stock, which vested upon grant and thus were expensed immediately. As of October 31, 2025, such shares had not yet been issued, but were subsequently issued on December 16, 2025.

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(2)	Effective as of February 1, 2022, we entered into an employment agreement with Mr. Overholtzer, under which we agreed to pay him a salary of $60,000, with an increase to $120,000 on the first date the Company’s shares were publicly traded. He was eligible for an annual bonus that was targeted at 50% of his base salary beginning in 2022, and was also granted 5,000 RSUs, which were subject to Continuous Service and had a vesting period of two years. As of October 31, 2024, all such RSUs have vested and as of December 31, 2024, such agreement and Mr. Overholtzer’s employment with the Company expired by their terms. On January 1, 2025, we entered into an independent contractor agreement with Mr. Overholtzer, under which he continues to serve as the Chief Financial Officer of the Company and is paid a monthly fee of $12,500; the initial term of the agreement is for one year and will be automatically renewed unless either party provides a 30-day notice prior to the expiration of the agreement. On August 1, 2025, the Compensation Committee authorized a one-time award of 62,500 common shares to Mr. Overholtzer, pursuant to the Plan. Such shares vested upon grant and thus were expensed immediately. As of October 31, 2025, such shares had not yet been issued, but were subsequently issued on December 16, 2025.

(3)

Effective as of May 1, 2023, we entered into an employment agreement with Mr. Eschner for a term ending on December 31, 2024. Under his employment agreement, we agreed to pay Mr. Eschner a salary of $170,000, with the eligibility of an annual bonus targeted at 50% of his base salary, as determined by the Board based on his performance and the achievement by the Company of financial, operating and other objectives set by the Board. Mr. Eschner’s employment agreement and his employment with the Company expired by their terms on December 31, 2024. Mr. Eschner was also granted an award of 7,500 restricted shares, subject to continuous service, with a vesting schedule in which 25% of the restricted shares vest 5 months after the employment start date, with the remainder vesting in equal tranches every 6 months thereinafter. As of October 31, 2024, 5,625 of the shares awarded to Mr. Eschner had vested and as of December 31, 2024, the remaining 1,875 unvested shares were forfeited upon Mr. Eschner’s termination.

On August 1, 2025, Mr. Eschner resigned from his positions as Vice Chairman and director of Trio Petroleum Corp, effective immediately. His resignation was not the result of any disagreement with the Company’s management or Board of Directors regarding operations, policies, or practices. Concurrently, the Board approved Mr. Eschner’s engagement as a consultant to the Company through December 31, 2025. Under the Consulting Agreement, Mr. Eschner is entitled to receive a monthly cash fee of $4,167 and a one-time grant of 15,000 shares of Common Stock pursuant to the Plan.

(4)	Effective as of May 1, 2023, we entered into an employment agreement with Mr. Eschner for a term ending on December 31, 2024. Under his employment agreement, we agreed to pay Mr. Eschner a salary of $170,000, with the eligibility of an annual bonus targeted at 50% of his base salary, as determined by the Board based on his performance and the achievement by the Company of financial, operating and other objectives set by the Board. Mr. Eschner’s employment agreement and his employment with the Company expired by their terms on December 31, 2024. Mr. Eschner was also granted an award of 7,500 restricted shares, subject to continuous service, with a vesting schedule in which 25% of the restricted shares vest 5 months after the employment start date, with the remainder vesting in equal tranches every 6 months thereinafter. As of October 31, 2024, 5,625 of the shares awarded to Mr. Eschner had vested and as of December 31, 2024, the remaining 1,875 unvested shares were forfeited upon Mr. Eschner’s termination.

(5)	Effective as of May 1, 2023, we entered into an employment agreement with Mr. Rowlee for a term ending on December 31, 2024. Under his employment agreement, we agreed to pay Mr. Rowlee a salary of $170,000, with the eligibility of an annual bonus targeted at 50% of his base salary, as determined by the Board based on his performance and the achievement by the Company of financial, operating and other objectives set by the Board. Mr. Rowlee’s employment agreement and his employment with the Company expired by their terms on December 31, 2024. Mr. Rowlee was also granted an award of 7,500 restricted shares, subject to continuous service, with a vesting schedule in which 25% of the restricted shares vest 5 months after the employment start date, with the remainder vesting in equal tranches every 6 months thereinafter. As of October 31, 2024, 5,625 of the shares awarded to Mr. Rowlee had vested and as of December 31, 2024, the remaining 1,875 unvested shares were forfeited upon Mr. Rowlee’s termination.

Outstanding Equity Awards at Fiscal Year End

The following table provides information on outstanding equity awards as of October 31, 2025 to our NEOs.

			Equity	Equity Incentive
			incentive plan	Plan awards:
			awards:	Market or
			Number of	payout value of
	Number of	Market value of	unearned shares,	unearned shares,
	shares or units of	shares or units of	units or other	units or other
	stock that have	stock that have	rights that have	rights that have
Name	not vested	not vested	not vested	not vested
Robin Ross (1)	-	-	52,031	$125,962
Greg Overholtzer (2)	-	-	-	$-

(1)

Mr. Ross was granted awards of 50,000 RSUs and 100,000 shares of restricted stock, which are all subject to Continuous Service and have vesting schedules in which 25% of the shares of restricted stock will vest six months after the effective date of the award, and the remainder shall vest in equal tranches every three months thereinafter until either the shares of restricted stock are fully vested or Mr. Ross’ Continuous Service with the Company terminates, whichever occurs first. As of October 31, 2025, 97,969 of the RSUs or shares of restricted stock awarded to Mr. Ross have vested.

(2)	Mr. Overholtzer was granted 10,000 RSUs which are subject to Continuous Service and have a vesting period of six months after the date of the award, at which point they will vest in full. As of October 31, 2025, all of the shares of restricted stock awarded to Mr. Overholtzer had vested.

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Narrative Disclosure to Summary Compensation Table

We entered into an employment agreement with Robin Ross (the “Ross Employment Agreement”), who became our CEO, effective as of July 11, 2024, for a term ending on December 31, 2026, which shall auto-renew for additional one-year terms. Mr. Ross reports directly the Board and performs his services primarily in Toronto, Canada.

We agreed to pay Mr. Ross a salary at a rate of $300,000 per year, which was subsequently increased to $400,000 per year effective August 1, 2025, as memorialized in the amendment to the Ross Employment Agreement dated August 1, 2025. He is eligible for an annual bonus targeted at 100% of base salary, as determined by the Board based on his performance and the achievement by the Company of financial, operating and other objectives set by the Board. Mr. Ross was also granted an award of 100,000 shares of restricted stock, subject to Continuous Service (as such term is defined in the Ross Employment Agreement, which award was made, and which will vest, with respect to 25% of the shares of restricted stock on January 9, 2025, and the remainder shall vest in equal tranches every three months thereinafter until either the shares of restricted stock are fully vested or Mr. Ross’s Continuous Service with the Company terminates, whichever occurs first. Mr. Ross also receives a standard benefit package, and reimbursement for reasonable business and travel expenses. He also is eligible for twenty-five vacation days per annum. Although Mr. Ross is employed pursuant to a term, either the Company or Mr. Ross may terminate his employment earlier. We may terminate Mr. Ross’s employment with or without Cause. “Cause” means: (a) conviction of, or plea of nolo contendere to any felony or crime involving dishonesty or moral turpitude (whether or not a felony); (b) any action by Mr. Ross involving fraud, breach of the duty of loyalty, malfeasance or willful misconduct; (c) the failure or refusal by Mr. Ross to perform any material duties hereunder or to follow any lawful and reasonable direction of the Company; (d) intentional damage to any property of the Company; (e) chronic neglect or absenteeism in the performance of Mr. Ross’s duties; (f) willful misconduct, or other material violation of Company policy or code of conduct that causes a material adverse effect upon the Company; (g) material uncured breach of any written agreement with the Company (subject to a 10 business day cure right on behalf of the Company); or (h) any action that in the reasonable belief of the Company shall or potentially shall subject the Company to negative or adverse publicity or effects.

Mr. Ross may resign on 90 days’ written notice.

Employment Agreement/Independent Contractor Agreement - Gregory L. Overholtzer

Effective as of February 1, 2022, we entered into an employment agreement with our Chief Financial Officer, Gregory L. Overholtzer. Mr. Overholtzer was employed effective February 25, 2022, for a term ending on December 31, 2024. Mr. Overholtzer’s employment agreement and his employment with the Company expired by their terms on December 31, 2024. On January 1, 2025, we entered into an independent contractor agreement (the “IC Agreement”) with Mr. Overholtzer, under which he continues to serve as the Chief Financial Officer of the Company and performs his services in California.

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The initial term of the IC Agreement continues until December 31, 2025, provided that the term will renew for successive one year periods, unless either party notifies the other party at least 30 days prior to the end of the then current term of its desire not to renew the IC Agreement. In addition, the IC Agreement may be terminated by either party upon 60 days’ prior written notice to the other party. Upon any such termination by the Company, the Company may terminate the Agreement prior to such 60-day notice period, but shall be required to pay Mr. Overholtzer the fees payable for such 60-day period. Furthermore, if Mr. Overholtzer provides notice of termination, but does not continue to provide the required services during such 60-day period, the Company may immediately terminate the IC Agreement and shall only be required to pay Mr. Overholtzer fees payable through such date of termination. Notwithstanding any of the foregoing, if the Company fails to timely pay Mr. Overholtzer any monthly fee, he shall have the right to terminate the IC Agreement on 30-days’ notice.

Mr. Overholtzer is entitled to the payment of a monthly fee of $12,500, which was subsequently increased to $15,000 per month, effective as of January 1, 2026 for his services and reimbursement of all pre-approved expenses relating to his services upon presentation of invoices and receipts reasonably acceptable to the Company. The Company entered into a new independent contractor agreement with Mr. Overholtzer effective on January 1, 2026, to memorialize this increase in payment, and which otherwise contains the same terms as the IC Agreement.

Each of the Company and Mr. Overholtzer has made customary representations and warranties to each other, and Mr. Overholtzer has agreed that during the term of the IC Agreement and for a period of two years, thereafter, not to solicit any employee of the Company for employment with any other business. Mr. Overholtzer has also agreed to a standard form of confidentiality provision under the terms of the Agreement and customary provisions relating to insider trading. Mr. Overholtzer has also agreed to assign to the Company any intellectual property rights relating to his services to the Company.

Employment Agreement- Steven A. Rowlee

We entered into an employment agreement with our former Chief Operating Officer, Steven A. Rowlee, effective as of May 1, 2023, for a term ending on December 31, 2024. Mr. Rowlee’s employment agreement and his employment with the Company expired by their terms on December 31, 2024. His position as Chief Operating Officer of the Company was officially eliminated by the Board as of January 2, 2025.

Employment Agreement- Terence B. Eschner

We entered into an employment agreement with our former President, Terence B. Eschner, effective as of May 1, 2023, for a term ending on December 31, 2024. Mr. Eschner’s employment agreement and his employment with the Company expired by their terms on December 31, 2024. His position as President of the Company was officially eliminated by the Board as of January 2, 2025.

Employment Agreement- Stanford Eschner

We entered into an employment agreement with our Vice Chairman, Stanford Eschner, effective as of May 1, 2023, for a term ending on December 31, 2024. Mr. Eschner’s employment agreement and his employment with the Company expired by their terms on December 31, 2024. Mr. Eschner resigned as Vice Chairman and Director of the Company effective August 1, 2025.

Incentive Award Plans

2022 Equity Incentive Plan

We have adopted and approved the 2022 Plan. On August 15, 2024, at the 2024 annual meeting of the stockholders of the Company, the number of shares of Common Stock reserved for issuance with respect to awards granted under the 2022 Plan was approved by the stockholders to increase from 200,000 shares of Common Stock to 500,000 shares of Common Stock .. On July 30, 2025, at the 2025 annual meeting of the stockholders of the Company, the stockholders approved an increase in the number of shares of Common Stock reserved for issuance under the 2022 Plan to 2,500,000 shares of Common Stock and increased the maximum number of shares of Common Stock that may be issued pursuant to the exercise of incentive stock options under the 2022 Plan to 2,500,000 shares of Common Stock .. Additionally, the stockholders approved an amendment to the 2022 Plan to include an “evergreen” provision. Under the 2022 Plan, we may grant cash and equity incentive awards to eligible service providers in order to attract, motivate and retain the talent for which we compete. The material terms of the 2022 Plan are summarized below.

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Types of Awards. The 2022 Plan provides for the grant of non-qualified stock options (“NQSOs”), incentive stock options (“ISOs”), restricted stock awards, restricted stock and restricted stock units (“RSUs”), equity appreciation rights, and other forms of stock-based compensation.

Eligibility and Administration. Employees, officers, consultants, directors, and other service providers of the Company and its subsidiaries are eligible to receive awards under the 2022 Plan. The 2022 Plan is administered by the board which may delegate its duties and responsibilities to committees of the company’s directors and/or officers (all such bodies and delegates referred to collectively as the plan administrator), subject to certain limitations that may be imposed under Section 16 of the Exchange Act, and/or other applicable law or stock exchange rules, as applicable. The plan administrator has the authority to make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of, the 2022 Plan, subject to its express terms and conditions. The plan administrator also sets the terms and conditions of all awards under the 2022 Plan, including any vesting and vesting acceleration conditions.

Share Reserve. Pursuant to the 2022 Plan, we have reserved 2,952,383 shares of Common Stock for issuance thereunder, including 452,383 shares of Common Stock added on November 1, 2025, pursuant to the “evergreen” provision discussed below. The share reserve is subject to the following adjustments:

●	Pursuant to the “evergreen” provision, on each November 1st, through and including November 1, 2031, a number of shares of Common Stock will be added to the 2022 Plan equal to the lesser of (i) 5% of the number of shares of Common Stock issued and outstanding on the immediately preceding October 31st and (ii) an amount determined by the Company’s Board.

●	The share limit is increased by the number of shares subject to awards granted that later are forfeited, expire or otherwise terminate without issuance of shares, or that are settled for cash or otherwise do not result in the issuance of shares.

●	Shares that are withheld upon exercise to pay the exercise price of a stock option or satisfy any tax withholding requirements are added back to the share reserve and again are available for issuance under the 2022 Plan.

Awards issued in substitution for awards previously granted by a company that merges with, or is acquired by, the Company do not reduce the share reserve limit under the 2022 Plan.

Stock Options and Equity Appreciation Rights. ISOs may be granted only to employees of the Company, or to employees of a parent or subsidiary of the Company, determined as of the date of grant of such options. An ISO granted to a prospective employee upon the condition that such person becomes an employee shall be deemed granted effective on the date such person commences employment. The exercise price of an ISO shall not be less than 100% of the fair market value of the shares covered by the awards on the date of grant of such option pursuant to the Internal Revenue Code of 1986, as amended from time to time (the “Code”). Notwithstanding the foregoing, an ISO may be granted with an exercise price lower than the minimum exercise price set forth above if such award is granted pursuant to an assumption or substitution for another option in a manner that complies with the provisions of Section 424(a) of the Code. Notwithstanding any other provision of the 2022 Plan to the contrary, no ISO may be granted under the 2022 Plan after 10 years from the date that the 2022 Plan was adopted. No ISO shall be exercisable after the expiration of 10 years after the effective date of grant of such award, subject to the following sentence. In the case of an ISO granted to a ten percent stockholder, (i) the exercise price shall not be less than 110% of the fair market value of a share on the date of grant of such ISO, and (ii) the exercise period shall not exceed 5 years from the effective date of grant of such ISO. Equity appreciation rights will entitle the holder to receive a payment (in cash or in shares) based on the appreciation in the fair market value of the shares subject to the award up to a specified date or dates. Equity appreciation rights may be granted to the holders of any stock options granted under the 2022 Equity Plan or may be granted independently of and without relation to stock options.

Restricted Stock and Restricted Stock Units. The committee may award restricted stock and RSUs under the 2022 Plan. Restricted stock awards consist of shares of stock that are transferred to the participant subject to restrictions that may result in forfeiture if specified vesting conditions are not satisfied. RSU awards result in the transfer of shares of stock to the participant only after specified vesting conditions are satisfied. A holder of restricted stock is treated as a current shareholder and shall be entitled to dividend and voting rights, whereas the holder of a restricted stock unit is treated as a shareholder with respect to the award only when the shares are delivered in the future. Specified vesting conditions may include performance goals to be achieved during any performance period and the length of the performance period. The committee may, in its discretion, make adjustments to performance goals based on certain changes in the Company’s business operations, corporate or capital structure or other circumstances. When the participant satisfies the conditions of an RSU award, the Company may settle the award (including any related dividend equivalent rights) in shares, cash or other property, as determined by the committee, in its sole discretion.

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Other Shares or Share-Based Awards. The committee may grant other forms of equity-based or equity-related awards other than stock options, equity appreciation rights, restricted stock or restricted stock units. The terms and conditions of each stock-based award shall be determined by the committee.

Sale of the Company. Awards granted under the 2022 Plan do not automatically accelerate and vest, become exercisable (with respect to stock options), or have performance targets deemed earned at target level if there is a sale of the Company. The Company does not use a “liberal” definition of change in control as defined in Institutional Shareholder Services’ proxy voting guidelines. The 2022 Plan provides flexibility to the committee to determine how to adjust awards at the time of a sale of the Company.

Transferability of Awards. Except as described below, awards under the 2022 Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The committee has discretion, however, to permit certain transfer of awards to other persons or entities.

Adjustments. As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2022 Plan and any outstanding awards, as well as the exercise price or base price of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

Amendment and Termination. The board of directors may amend, modify or terminate the 2022 Plan without stockholder approval, except that stockholder approval must be obtained for any amendment that, in the reasonable opinion of the board or the committee, constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of a stock exchange on which shares of Common Stock are then listed. The 2022 Plan will terminate upon the earliest of (1) termination of the 2022 Plan by the board of directors, or (2) the tenth anniversary of the board adoption of the 2022 Plan. Awards outstanding upon expiration of the 2022 Plan shall remain in effect until they have been exercised or terminated or have expired.

Director Compensation

The following table provides information for the compensation of our non-employee directors for the fiscal year ended October 31, 2025:

	Fees earned or	Stock
	paid in cash	Awards	Total
Name	($)	($)	($)
John Randall (1)	75,840	241,110	316,950
Thomas J. Pernice (2)	86,670	329,497	416,167
William J. Hunter (3)	75,840	241,110	316,950
James H. Blake (4)	41,670	331,600	373,270

(1)	In connection with his service on the Board, Mr. Randall was granted 12,500 restricted shares in October 2024 and 175,000 restricted shares in August 2025. The October 2024 grant vested in full three months following the grant date, and the August 2025 grant vested in full immediately upon the grant date.

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(2)	In connection with his service on the Board, Mr. Pernice was granted 12,500 restricted shares in October 2024 and 250,000 restricted shares in August 2025. The October 2024 grant vested in full three months following the grant date, and the August 2025 grant vested in full immediately upon the grant date.
(3)	In connection with his service on the Board, Mr. Hunter was granted 12,500 restricted shares in October 2024 and 175,000 restricted shares in August 2025. The October 2024 grant vested in full three months following the grant date, and the August 2025 grant vested in full immediately upon the grant date.
(4)	In connection with his service on the Board, Mr. Blake was granted 12,500 restricted shares in October 2024 and 250,000 restricted shares in August 2025. The October 2024 grant vested in full three months following the grant date, and the August 2025 grant vested in full immediately upon the grant date.

The material terms of the non-employee director compensation program are summarized below.

The non-employee director compensation provides for annual retainer fees and/or long-term equity awards for our non-employee directors. We expect each non-employee director will receive an annual retainer of $50,000 plus an additional $10,000 for each board committee that he or she is on.

Compensation under our non-employee director compensation policy will be subject to the annual limits on non-employee director compensation set forth in the 2022 Plan, as described above, but such limits will not apply prior to the first calendar year following the calendar year in which our initial public offering was completed. Our board of directors or its authorized committee may modify the non-employee director compensation program from time to time in the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, subject to the annual limit on non-employee director compensation set forth in the 2022 Plan. As provided in the 2022 Plan, our board of directors or its authorized committee may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the board of directors or its authorized committee may determine in its discretion.

Compensation Committee Report Sessions

The compensation committee of the Board of Directors is currently comprised of Mr. Pernice and Mr. Hunter, each of whom the Board of Directors has determined to be independent. This report shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates the information contained in this section by reference and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.

The compensation committee has reviewed and discussed with management the disclosure regarding executive compensation contained in this Proxy Statement for the Annual Meeting. Based on the review and discussions, the compensation committee recommended to the Board that such disclosure be included in this Proxy Statement.

This Compensation Report has been furnished by the Compensation Committee of the Board.

Mr. Thomas J. Pernice (Chair of the Compensation Committee)

Mr. William Hunter

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our Common Stock, as of March 26, 2026, the Record Date, by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of Common Stock (other than named executive officers and directors);

●	each of our named executive officers;

●	each of our directors;

●	all of our executive officers and directors as a group;

The number of shares beneficially owned by each stockholder is determined in accordance with the rules issued by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. Except as indicated in the footnotes below, we believe, based on the information furnished to us, that the individuals and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them, subject to any community property laws.

Percentage ownership of our common is based on 32,377,399 shares of Common Stock outstanding as of March 26, 2026. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of Common Stock subject to options, restricted units, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of March 26, 2026 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

To calculate a stockholder’s percentage of beneficial ownership of Common Stock , we must include in the numerator and denominator those shares of Common Stock , as well as those shares of Common Stock underlying options, warrants and convertible securities, that such stockholder is considered to beneficially own. Shares of Common Stock underlying options, warrants and convertible securities, held by other stockholders, however, are disregarded in this calculation. Therefore, the denominator used in calculating beneficial ownership of each of the stockholders may be different.

Unless otherwise indicated, the address of each beneficial owner listed below is c/o Trio Petroleum Corp, 23823 Malibu Road, Suite 304, Malibu, California 9026. To our knowledge, there is no arrangement, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

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	Beneficial Ownership of Common Stock
Name of Beneficial Owner	Shares	%
5% Stockholders:
-	-	-

Named Executive Officers and Directors:
Robin Ross	687,500	2.12%
Gregory L. Overholtzer	77,500	*
William J. Hunter	203,000	*
John Randall	155,500	*
Thomas J. Pernice	175,000	*
James H. Blake	262,500	*
All directors and executive officers as a group (6 persons)	1,561,000	4.82%

* Less than 1%

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following includes a summary of transactions since October 31, 2023 to which we have been a party in which the amount involved will exceed $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive and Director Compensation.” We also describe below certain other transactions with our directors, executive officers and stockholders.

Related Party Transactions

Stanford Eschner and Steven Rowlee, former members of TPET’s management team, are also members of Trio LLC’s management team. Stanford Eschner, our former Vice Chairman and director of the Company, and Steven Rowlee, formerly our Chief Operating Officer, are employed by and/or part owners of Trio LLC. Stanford Eschner is Trio LLC’s Chairman and Steven Rowlee is its Vice President. Trio LLC personnel Stanford Eschner, Steven Rowlee, Gary Horace, Calli Shanley and Judy Ayler were salaried employees of TPET, until December 31, 2024, and are also employees and/or part owners of Trio LLC. Terence B. Eschner, our President, until December 31, 2024, also works as a consultant to Trio LLC through his company Sarlan Resources, Inc. Most of Trio LLC’s personnel are part owners of TPET. Trio LLC is Operator of the South Salinas Project and of the McCool Ranch Oil Field on behalf of TPET and of the other working interest owners. Transactions between TPET and Trio LLC are related party transactions because of these relationships. As a result of the related party transactions described above, a special committee of our board of directors, currently comprised of Mr. Ross, Mr. Randall and Mr. Hunter was formed to evaluate and negotiate the terms of any such transactions. In addition, in accordance with our Related Person Transaction Policy, we will have any such transactions reviewed and approved by our Board’s Audit Committee.

South Salinas Project Purchase

Initial Purchase and Sale Agreement

On September 14, 2021, we entered into a purchase and sale agreement where we acquired Trio LLC’s approximate 82.75% WI in the South Salinas Project for consideration of $4 million and 245,000 shares of our Common Stock.

Fourth Amendment to the Purchase and Sale Agreement

On December 22, 2022, we entered into the Fourth Amendment where we acquired a subsequent additional approximate 3% WI in the South Salinas Project from Trio LLC for $60,529.40. In addition, the Fourth Amendment granted us a 120-day option to acquire the Optioned Assets. The Option Fee is $150,000, which was paid by the Company to Trio LLC. The Optioned Assets are as follows:

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●	The Hangman Hollow Field asset with an option to acquire Trio LLC’s 44% working interest and their Operatorship;
●	The Kern Front Field asset with an option to acquire Trio LLC’s 22% working interest and their Operatorship; and
●	The Union Avenue Field with an option to acquire Trio LLC’s 20% working interest and their Operatorship;

On May 12, 2023, subsequent to the 120-day option window referenced above, TPET announced the signing of an Acquisition Agreement to potentially acquire up to 100% of the working interest in the Union Avenue Field. The Agreement was between TPET and Trio LLC, with Trio LLC acting on behalf of itself as Operator and holding a 20% working interest in Union Avenue Field as well as agreeing to act to help facilitate the acquisition by TPET of the remaining 80% working interest. As Trio LLC is partly owned and controlled by members of Trio’s management, this would have been a related party transaction, and a special committee of Trio’s board of directors (the “Trio Special Committee”) was formed to evaluate and negotiate the terms of this acquisition. TPET engaged KLSP to conduct a comprehensive analysis and valuation of the asset, which analysis was delivered to TPET and evaluated by the Trio Special Committee. However, TPET and Trio LLC did not agree on the terms and transaction was not closed.

Under the Fourth Amendment, we also agreed to start the process of pursuing and consummating additional lease acquisitions in the areas deemed by the parties to be higher priority areas lying within and around the South Salinas Project Area. Such acquisitions were approved for an aggregate purchase price not to exceed approximately $79,000.00. Some leases were acquired in February and March, 2023, as described more-fully elsewhere hereunder.

Further under the Fourth Amendment, we agreed to engage the services of a contractor to do road access work and dirt-moving work (estimated to cost approximately $170,000.00) that was necessary before the commencement of drilling the HV-1 well. We also agreed to pay a deposit (in an amount not to exceed $25,000) to secure a drilling rig to drill the HV-1 well, which was drilled in May, 2023. This deposit was not required and was not paid.

Finally, we agreed, retroactively commencing on May 1, 2022, to accrue a monthly consulting fee of $35,000.00, due and payable by the Company to Trio LLC no later than two weeks following the closing date of Company’s IPO. This fee was intended to cover the work being done for the Company by Trio LLC’s employees prior to the closing date of our IPO. This consulting fee was paid by TPET to Trio LLC.

The Company provides funds to Trio LLC to develop and operate the assets in the South Salinas Project; such funds are classified in the short-term asset/liability section of the balance sheet as Advance to Operators/Due to Operators, respectively. As of October 31, 2025 and 2024, the balance of the Due to Operators account is $5,668 and $103,146, respectively.

McCool Ranch Oil Field Asset Purchase

In October 2023, TPET entered into an agreement (“McCool Ranch Purchase Agreement”) with Trio LLC for purchase of a 21.918315% working interest in the McCool Ranch Oil Field located in Monterey County near the Company’s flagship South Salinas Project. As Trio LLC is partly owned and controlled by members of TPET’s management, this was a related party transaction, and the aforementioned Trio Special Committee was involved in the evaluation and negotiation of the terms of the acquisition. TPET engaged KLSP to conduct a comprehensive analysis and valuation of the asset, which in-progress, preliminary results were delivered to TPET and evaluated by the Trio Special Committee. The Company initially recorded a payment of $100,000 upon execution of the McCool Ranch Purchase Agreement, at which time Trio LLC began refurbishment operations with respect to the San Ardo WD-1 water disposal well (the “WD-1”) to determine if it was mechanically capable of reasonably serving the produced water needs for the assets. With refurbishment successfully accomplished, the Company committed to pay an additional $400,000 per the McCool Ranch Purchase Agreement. On May 27, 2025, the Company made the decision to terminate the McCool Ranch Oil Field leases. Accordingly, all capitalized costs related to the acquisition, refurbishment, and production restart-including costs for support equipment and facilities-totaling $500,614 have been written off and expensed in the statement of operations. No additional activity occurred during the three months ended January 31, 2026.

Asphalt Ridge Asset Purchase

On November 10, 2023, TPET entered into a Leasehold Acquisition and Development Option Agreement (the “Asphalt Ridge Option Agreement”) with Heavy Sweet Oil LLC (“HSO”). Pursuant to the Asphalt Ridge Option Agreement, the Company acquired an option to purchase up to a 20% working interest in certain leases at a long-recognized, major oil accumulation in northeastern Utah, in Uintah County, southwest of the city of Vernal. LEC also have a working interest in the Asphalt Ridge Asset. Since LEC is partly owned and controlled by current and former members of our management, transactions including acquisitions between TPET and LEC relating to the Asphalt Ridge Asset and/or to other assets constitute related party transactions and, therefore, a special committee of our board of directors, comprised of Mr. Pernice, Mr. Randall and Mr. Hunter (the “Lafayette Special Committee”) has been formed to evaluate and negotiate the terms of any such future transactions. In addition, in accordance with our Related Person Transaction Policy, we will have any such future transactions reviewed and approved by our Board’s Audit Committee. TPET will engage KLS Petroleum Consulting LLC (“KLSP”) or other third-party experts, as deemed necessary by TPET’s management and/or by the Lafayette Special Committee, to conduct comprehensive analyses and to provide valuations of such assets, which analyses will be delivered to the Company and evaluated by the Trio Special Committee.

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Restricted Stock Units (“RSUs”) issued to Directors

Pursuant to the Company’s 2022 Equity Incentive Plan (the “Plan”), on September 2, 2023, the Company granted an aggregate of 21,250 restricted stock units (“RSUs”) to four non-employee directors. The RSUs were measured at the grant-date fair value of $12.80 per share, resulting in a total grant-date fair value of $273,275. The RSUs vested in full on February 28, 2024.

On June 19, 2024, pursuant to the Plan, the Board approved the grant of 50,000 RSUs to a newly appointed director. At the time of grant, only 22,750 shares remained available under the Plan; accordingly, 22,500 RSUs were granted immediately at a grant-date fair value of $6.00 per share, for a total fair value of approximately $134,550. The remaining 27,500 RSUs were granted in the following quarter at a grant-date fair value of $3.32 per share, for a total fair value of approximately $91,300. For the years ended October 31, 2025 and 2024, the Company recognized stock-based compensation expense of $157,406 and $30,651, respectively, related to these awards, which is included in stock-based compensation expense in the consolidated statements of operations. As of October 31, 2025, $37,793 of unrecognized compensation cost remained to be recognized over the remaining vesting period. During the three months ended January 31, 2026, the Company recognized $28,931 of stock-based compensation expense, leaving $8,862 of unrecognized compensation cost to be recognized over the remaining vesting period.

On October 21, 2024, pursuant to the Plan, the Board approved the grant of 12,500 RSUs to a newly appointed director. These RSUs vested in full on the six-month anniversary of the director’s commencement date and were measured at a grant-date fair value of $3.13 per share, for a total fair value of approximately $39,125. On the same date, the Company also granted an aggregate of 37,500 RSUs to current directors under the Plan. These RSUs vested in full on the three-month anniversary of the commencement date and were measured at a grant-date fair value of $3.13 per share, for a total fair value of approximately $117,375. For the years ended October 31, 2025 and 2024, the Company recognized stock-based compensation expense of $141,592 and $14,908, respectively, related to these awards, which is included in stock-based compensation expense in the consolidated statements of operations. As of October 31, 2025, there was no remaining unrecognized compensation cost related to these grants.

On August 1, 2025, the Company’s Board of Directors approved the grant of an aggregate of 850,000 restricted stock units (“RSUs”) to four non-employee directors. The RSUs were fully vested on the grant date, which was the same date as Board approval. The awards were measured at the grant-date fair value of $1.18 per share, resulting in a total grant-date fair value of approximately $1,001,725. As of October 31, 2025, although the shares underlying the RSUs had not yet been issued, the obligation was both probable and estimable. In accordance with ASC 718, Compensation-Stock Compensation, and ASC 450, Contingencies, the Company recognized the full amount of stock-based compensation expense related to these awards in the consolidated statement of operations for the year ended October 31, 2025.

Restricted Shares issued to Executives and Employees

In May 2023, the Company entered into six employee agreements which, among other things, provided for the grant of an aggregate of 35,000 restricted shares pursuant to the Plan. Per the terms of the employee agreements, subject to continued employment, the restricted shares vest as follows: 25% of the shares will vest five months after the issuance date, after which the remainder vest in equal tranches every six months until fully vested. The shares were recorded on the date of issuance at a fair value of $43.00 per share for an aggregate fair value of $1,505,000. During fiscal 2025, four of the employee agreements were not renewed, resulting in the forfeiture of 4,375 restricted shares. For the years ended October 31, 2025 and 2024, the Company recognized stock-based compensation expense of $180,936 and $753,188, respectively, related to these awards, which is included in stock-based compensation expense in the consolidated statements of operations. As of October 31, 2025, all awards had either vested or been forfeited, and there was no remaining unrecognized compensation cost.

On July 11, 2024, the Company entered into a three-month consulting agreement with Mr. Peterson, the Company’s former Chief Executive Officer. Under the terms of the agreement, Mr. Peterson received a monthly cash fee of $10,000 and was granted 50,000 RSUs pursuant to the Plan. The RSUs were measured at a grant-date fair value of $3.32 per share, for a total fair value of approximately $166,000. For the years ended October 31, 2025 and 2024, the Company recognized stock-based compensation expense of $68,033 and $97,967, respectively, related to these awards, which is included in stock-based compensation expense in the consolidated statements of operations. As of October 31, 2025, all compensation cost related to the RSUs had been recognized, with no remaining unrecognized expense.

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On July 11, 2024, the Company entered into an employment agreement with Mr. Robin Ross, pursuant to which Mr. Ross was appointed Chief Executive Officer, succeeding Mr. Peterson. Under the terms of the agreement, Mr. Ross received an initial annual base salary of $300,000 and is eligible for an annual discretionary bonus of up to 100% of his base salary, subject to continued employment and achievement of objectives and milestones established annually by the Board’s Compensation Committee. In connection with his appointment, Mr. Ross was granted 100,000 RSUs under the Plan, measured at a grant-date fair value of $3.32 per share, for a total fair value of approximately $332,000. For the years ended October 31, 2025 and 2024, the Company recognized stock-based compensation expense of $221,941 and $21,890, respectively, related to these awards, with $88,168 of unrecognized compensation cost remaining as of October 31, 2025. During the three months ended January 31, 2026, the Company recognized $32,227 of stock-based compensation expense, and all remaining unrecognized compensation cost was fully recognized as of January 31, 2026.

On August 1, 2025, the Compensation Committee approved an amendment to Mr. Ross’s employment agreement, increasing his annual base salary from $300,000 to $400,000, effective immediately. As part of the amendment, Mr. Ross was granted a one-time award of 625,000 RSU’s under the Plan; the RSUs were fully vested on the grant date, which was the same date as Board approval. The awards were measured at the grant-date fair value of $1.18 per share, resulting in a total grant-date fair value of approximately $736,563. As of October 31, 2025, although the shares underlying the RSUs had not yet been issued, the obligation was both probable and estimable. In accordance with ASC 718, Compensation-Stock Compensation, and ASC 450, Contingencies, the Company recognized the full amount of stock-based compensation expense related to these awards in the consolidated statement of operations for the year ended October 31, 2025. In addition, the Compensation Committee authorized a cash bonus of $150,000, payable at the Board’s discretion, pursuant to Section 4 of his employment agreement.

On October 21, 2024, the Company granted 10,000 RSUs to Gregory Overholtzer, the Company’s Chief Financial Officer, under the Plan. The RSUs vested in full on the six-month anniversary of the commencement date and were measured at a grant-date fair value of $3.13 per share, for a total fair value of approximately $31,300. For the years ended October 31, 2025 and 2024, the Company recognized stock-based compensation expense of $29,580 and $1,720, respectively, related to these awards, with no remaining unrecognized compensation cost as of October 31, 2025. On August 1, 2025, the Compensation Committee approved a one-time grant of 62,500 RSUs to Mr. Overholtzer under the Plan. The awards were measured at the grant-date fair value of $1.18 per share, resulting in a total grant-date fair value of approximately $73,656. As of October 31, 2025, although the shares underlying the RSUs had not yet been issued, the obligation was both probable and estimable. In accordance with ASC 718, Compensation-Stock Compensation, and ASC 450, Contingencies, the Company recognized the full amount of stock-based compensation expense related to these awards in the consolidated statement of operations for the year ended October 31, 2025.

Peterson Loan

On March 26, 2024, the Company borrowed $125,000 from its former Chief Executive Officer, Michael L. Peterson, in connection with which the Company delivered to Mr. Peterson an Unsecured Subordinated Promissory Note in the principal amount of $125,000. The Note is payable on or before September 26, 2024 (the “Peterson Note Maturity Date”), upon which date the principal balance and interest accruable at a rate of 10% per annum is due and payable to Mr. Peterson by the Company. The Company may prepay the Peterson Note at any time prior to the Peterson Note Maturity Date, in whole or in part, without premium or penalty. The Company is also required to prepay the Peterson Note, in full, prior to the Peterson Note Maturity Date from the proceeds of any equity or debt financing received by the Company of at least $1,000,000. As additional consideration for the Peterson Loan, the Company accelerated the vesting of 50,000 shares of restricted stock awarded to Mr. Peterson under the Plan. The Peterson Note also provides for acceleration of payment of the outstanding principal balance and all accrued and unpaid interest in the case of an Event of Default (as such term is defined in the Peterson Note), where there is either a payment default or a bankruptcy event.

On September 26, 2024 and October 28, 2024, the Company entered into the first and second amendments, respectively, to the Peterson Note; each amendment extended the maturity dates to October 28, 2024 and November 30, 2024, respectively, and added a $5,000 extension fee (per amendment) to the principal of the note. On November 25, 2024, the Company paid off the Peterson Note in the amount of $143,516, with $135,000 in satisfaction of the principal amount owed and $8,516 towards accrued interest.

Consulting Agreements

On July 11, 2024, Mr. Peterson delivered notice of his resignation as the Company’s Chief Executive Officer, effective on July 11, 2024. In addition, on July 11, 2024, the Company and Mr. Peterson, entered into a consulting agreement, effective as of the date of resignation and continuing through October 11, 2024. Pursuant to the Consulting Agreement, the Company paid Mr. Peterson a cash consulting fee equal to $10,000 per month, during the term of the Consulting Agreement. In addition, the Company awarded to Mr. Peterson 50,000 RSUs under the 2022 Equity Incentive Plan, which award was made after the Company’s stockholders approved an increase in the number of shares available under the 2022 Equity Incentive Plan at the 2024 Annual Meeting of Stockholders on August 15, 2024.

On October 6, 2023, Mr. Ingriselli delivered notice of his resignation as the Company’s Chief Executive Officer, effective on October 23, 2023. Upon his resignation, Mr. Ingriselli continued as a director and continued to hold the title of “Vice Chairman” of the Board of Directors of the Company. In addition, on October 16, 2023, the Company and Global Venture Investments LLC (“Consultant”), a Delaware Limited Liability Company and a wholly owned consulting firm owned 100% by Mr. Ingriselli, entered into a consulting agreement, effective as of the date of resignation and continuing through December 31, 2023. Pursuant to the Consulting Agreement, the Company would pay Mr. Ingriselli a cash consulting fee equal to $10,000 per month, payable within five business days after the commencement of each calendar month during the term of the Consulting Agreement. The Consulting Agreement terminated on December 31, 2023, in accordance with its terms. Mr. Ingriselli resigned as Vice Chairman and a director of the Company on June 17, 2024.

On December 31, 2024, the employment agreement between the Company and Mr. Overholtzer ended, and on January 1, 2025, the Company entered into an independent contractor agreement with Mr. Overholtzer, under which he continues to serve as the Chief Financial Officer of the Company and is paid a monthly fee of $12,500; the initial term of the agreement is for one year and will be automatically renewed unless either party provides a 30-day notice prior to the expiration of the agreement. The Company subsequently entered into a new agreement with Mr. Overholtzer effective January 1, 2026, to increase the monthly fee paid from $12,500 to $15,000, and which otherwise contains the same terms as the prior employment agreement with Mr. Overholtzer.

On August 1, 2025, Mr. Stanford Eschner resigned from his positions as Vice Chairman and director of Trio Petroleum Corp, effective immediately. His resignation was not the result of any disagreement with the Company’s management or Board of Directors regarding operations, policies, or practices. Concurrently, the Board approved Mr. Eschner’s engagement as a consultant to the Company through December 31, 2025. Under the Consulting Agreement, Mr. Eschner is entitled to receive a monthly cash fee of $4,167 and a one-time grant of 15,000 shares of Common Stock pursuant to the Plan. For the three months ended January 31, 2026, the Company recognized consulting fees of $8,334, with no unrecognized compensation cost remaining as of January 31, 2026.

Asphalt Ridge Option Agreement

On November 10, 2023, the Company entered into a Leasehold Acquisition and Development Option Agreement (the “Asphalt Ridge Option Agreement”) with Heavy Sweet Oil LLC (“HSO”). Pursuant to the Asphalt Ridge Option Agreement, the Company acquired an option to purchase up to a 20% production share in certain leases at a long-recognized, major oil accumulation in northeastern Utah, in Uintah County, southwest of the city of Vernal, totaling 960 acres. HSO holds the right to such leases below 500 feet depth from surface (the “Asphalt Ridge Leases”) and the Company acquired the option to participate in HSO’s initial 960 acre drilling and production program on such Asphalt Ridge Leases (the “Asphalt Ridge Option”).

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The Asphalt Ridge Option had an original term of nine months, through August 10, 2024, which was extended through February 10, 2025. Pursuant to the Asphalt Ridge Option, the Company had the exclusive right, but not the obligation, to acquire up to a 20% working interest in the Asphalt Ridge Leases for $2,000,000 (the “Purchase Price”), which may be invested in tranches, provided that the initial tranche closing occurs during the Asphalt Ridge Option period and subsequent tranches occurring as soon thereafter as practical within the Asphalt Ridge Option period, with each tranche providing the Company a portion of the ownership of the Asphalt Ridge Leases equal to 20% multiplied by a fraction, the numerator of which is the total consideration paid by the Company, and denominator of which is $2,000,000. Upon receipt of any funding from the Company pursuant to the Asphalt Ridge Option, HSO is required to pay that amount to the named operator of the properties, to pay for engineering, procurement, operations, sales, and logistics activities on the properties. The Asphalt Ridge Option Agreement provides that additional development capital is expected to be secured by HSO, and made available for the Company’s participation, by way of a reserve base lending facility (RBL), provided that if such RBL cannot be obtained or does not cover all subsequent capital costs, HSO agreed to fund a maximum of $5,000,000 of the first funding required for the development program, with the parties splitting any costs thereafter according to their ownership interests. The initial target was three wells, with an estimated cost of $5,000,000 for roads, pads, drilling, and above ground steam and storage facilities, and thereafter the parties anticipate working together to fund further well development based on their proportionate ownership thereof.

On or around the date the parties entered into the Asphalt Ridge Option Agreement, HSO entered into a Leasehold Acquisition and Development Option Agreement (the “LEC Option”) with Lafayette Energy Corp (“LEC”), of which Michael Peterson, Trio’s former Chief Executive Officer and director, is also the Chief Executive Officer and director. The LEC Option has similar terms as the Asphalt Ridge Option Agreement, except that it allows LEC to obtain a 30% interest in the Asphalt Ridge Leases and requires LEC to pay certain equity compensation to HSO.

The Company and HSO further agreed that, to the extent LEC does not fully exercise the LEC Option, the Company had the right to acquire up to all 30% of the rights set forth in the LEC Option (or such lesser amount which LEC has not exercised), from HSO, for $3,000,000 cash.

The exercise of the Asphalt Ridge Option was contingent, unless waived by the Company, upon the following: (a) HSO providing the Company the statements of revenues and direct operating expenses for the prior two years for the asset and the unaudited stub period for 2023, through the date of closing; (b) satisfactory due diligence review by the Company of HSO, the leases, the property and other information; (c) the negotiating of a mutually-acceptable joint operations agreement or other development and operations agreement(s) as agreed by the parties; and (d) HSO providing the Company an updated independent reserves report including proved undeveloped reserves (PUDs) and an estimate of gross valuation and discounted net present values, and indicating best estimate original oil-in-place (OOIP) volumes and gross (100%) contingent oil resources, as of a date no earlier than August 31, 2023, for discoveries located in Northwest Asphalt Ridge, Uinta Basin, Utah.

The Company previously exercised the Asphalt Ridge Option for a 2.25% working interest in the Asphalt Ridge Leases and had until February 10, 2025 to pay HSO an additional $1,775,000 to exercise an option for the remaining 17.75% working interest in the Asphalt Ridge Leases. While the Company had the option to acquire an additional 17.75% working interest, it has decided not to exercise this option and will instead retain its existing 2.25% working interest in the initial 960 acres.

Loan to Trio Canada

As of April 4, 2025, the Company entered into a Loan and Note Purchase Agreement (the “Loan Agreement”) with Trio Canada, whereby it made a loan (the “Subsidiary Loan”) to Trio Canada in the amount of $1,131,000 (the “Loan Amount”); in return, Trio Canada issued to the Company a three-year promissory note with a maturity date of April 4, 2028 in the principal amount of $1,131,000 (the “Subsidiary Note”). The outstanding principal amount of the Subsidiary Note accrues interest at a rate of 12% per annum.

Under the terms of the Loan Agreement, $585,000 of the Loan Amount is required to be used to pay the remaining cash amount payable to Novacor in connection with the Novacor Acquisition; the remainder of the Loan Amount is to be used for ongoing operating costs of Trio Canada. As of October 31, 2025, $700,665 has been utilized, primarily for consideration in the Novacor acquisition, with a small portion applied to other operating cash needs of Trio Canada. The remaining unused portion of the Subsidiary Loan is $430,335.

For the year ended October 31, 2025, the Company recorded intercompany interest income of $27,606 on the Subsidiary Loan, based on an interest rate of 8% per annum, with the corresponding interest expense recognized by Trio Canada. During the period ended January 31, 2026, the Company paid $54,613 in cash and $104,227 in equity consideration for payment in the Capital Lands asset acquisition; the Company also issued $748,649 in equity consideration for payment in the Novacor asset acquisition. As of January 31, 2026, the outstanding principal balance of the Subsidiary Loan was $477,154.

Indemnification Agreements

We intend to enter into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director and executive officer to the fullest extent permitted under the NRS, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer. For further information, see “Description of Our Securities-Limitations on Liability and Indemnification Matters.”

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STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2027 ANNUAL MEETING

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at the 2027 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must submit such proposals to the principal executive offices of the Company at 23823 Malibu Road, Suite 304, Malibu, CA 92065, Attention: Secretary, not later than 5:00 p.m. Eastern Time on February 22, 2027.

Stockholders intending to present a proposal at our 2027 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in the Bylaws. The Bylaws require, among other things, that in the event that the date of the 2027 Annual Meeting is not more than 30 days in advance of or not later than 60 days after the anniversary of the previous year’s annual meeting, our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day prior to the anniversary of the preceding year’s annual meeting of stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2027 Annual Meeting no earlier than 5:00 p.m. Eastern Time on January 21, 2027 and no later than the 5:00 p.m. Eastern Time on February 22, 2027, if the 2027 Annual Meeting is not more than 30 days in advance of or not later than 60 days after May 21, 2027. The notice must contain the information required by our Bylaws. On the other hand, in the event that the date of the 2027 Annual Meeting is at any other time, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2027 Annual Meeting and not later than the close of business on the later of: (1) the 90th day prior to the 2027 Annual Meeting; (2) the close of business on the tenth day following the first day we disclose the 2027 Annual Meeting date in a press release via a national news dissemination service or in a document filed with SEC pursuant to Section 13, 14, or 15(d) of the Exchange Act. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

HOUSEHOLDING

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the Annual Report by contacting VStock Transfer LLC. The transfer agent and registrar’s address is 18 Lafayette Place, Woodmere, NY 11598 and its telephone number is 1-212-828-8436.

2025 ANNUAL REPORT

Our 2025 Annual Report is being mailed with this Proxy Statement to those stockholders that receive this Proxy Statement in the mail. You can also access our 2025 Annual Report at https://ir.trio-petroleum.com/sec-filings/.

Our 2025 Annual Report has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our 2025 Annual Report, including the financial statements and financial statement schedules, but excluding exhibits. All requests should be directed to the Secretary, Trio Petroleum Corp, 23823 Malibu Road, Suite 304, Malibu, CA 90265.

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ANNEX A

FORM OF CERTIFICATE OF AMENDMENT OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF TRIO PETROLEUM CORP

A DELAWARE CORPORATION PURSUANT TO SECTION 242 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

Trio Petroleum Corp, a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

First: That the name of this Corporation is Trio Petroleum Corp.

Second: That the certificate of incorporation of the Corporation was originally filed with the Delaware Secretary of State on July 19, 2021 (the “Certificate of Incorporation”).

Third: That, upon the Effective Time (as hereinafter defined) of this Certificate of Amendment (the “Split Effective Time”) each share of the Common Stock issued and outstanding immediately prior to the date and time of the filing hereof with the Secretary of State of Delaware shall be automatically changed and reclassified into a smaller number of shares such that each ( ) shares of issued Common Stock immediately prior to the Split Effective Time is reclassified into one share of Common Stock. Notwithstanding the immediately preceding sentence, there shall be no fractional shares issued and, in lieu thereof, a holder of Common Stock on the Split Effective Time who would otherwise be entitled to a fraction of a share as a result of the reclassification, following the Split Effective Time, shall receive cash in lieu of any fractional shares based on a price equal to the fraction of a share to which holder would otherwise be entitled multiplied by the closing price of the Common Stock as reported on the NYSE American at the Split Effective Time, upon the surrender of such stockholders’ old stock certificate, if shares are held in certificated form..

Fourth: That, the amendment to the Certificate of Incorporation of the Corporation herein was duly adopted by the Corporation’s Board of Directors by unanimous written consent dated       , 2026, and by the stockholders at a meeting of stockholders at which the necessary number of shares were voted in favor of the proposed amendment.

Fifth: That the amendment to the Certificate of Incorporation was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

Sixth: This Certificate of Amendment to the Certificate of Incorporation of the Corporation shall become effective upon the filing of this Certificate of Amendment (the “Effective Time”).

[Signature Page Follows]

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by its duly authorized officer on this                 day of                 , 2026.

TRIO PETROLEUM CORP

By:
Name:	Robin Ross
Title:	Chief Executive Officer

[Signature Page to Certificate of Amendment to Amended and Restated Certificate of Incorporation of Trio Petroleum Corp]

ANNEX B

FORM OF
AMENDMENT NO. 3 TO
TRIO PETROLEUM CORP
2022 EQUITY INCENTIVE PLAN

WHEREAS, Trio Petroleum Corp (the “Company”) has adopted the 2022 Equity Incentive Plan, effective October 17, 2022, (the “2022 Plan”);

WHEREAS, the Company’s Board of Directors (the “Board”) has the authority pursuant to Section 23 of the 2022 Plan to amend the 2022 Plan, subject to the approval of the Company’s stockholders entitled to vote in accordance with applicable law, with respect to certain amendments;

WHEREAS, the Board desires to amend the 2022 Plan to amend Section 5(a) of the 2022 Plan to increase the number of shares of common stock, par value $0.0001 per share (“Common Stock”) reserved for issuance with respect to awards granted under the 2022 Plan from 2,952,383 shares of Common Stock to 6,452,383 shares of Common Stock; and

WHEREAS, on March 24, 2026 the Board approved this Amendment No. 3 to the 2022 Plan and recommended its approval to the stockholders;

NOW, THEREFORE, pursuant to the power of amendment set forth in the 2022 Plan and subject to the approval of the stockholders, the 2022 Plan is hereby amended as follows effective upon the approval by the Stockholders:

1. Section 5(a) of the 2022 Plan is amended by deleting it in its entirety and replacing it with the following:

“(a) Subject to adjustment under Section 12 hereof, there is hereby reserved for issuance under the Plan 6,452,383 shares of Common Stock of the Company, which may be authorized but unissued or treasury shares.”

2. Except as hereinabove amended and modified, the 2022 Plan shall remain in full force and effect.

4. A majority in voting interest of the stockholders present in person or by proxy and entitled to vote at the meeting of stockholders at which this Amendment No. 3 to the 2022 Equity Incentive Plan was considered, has duly approved this Amendment No. 3 to the 2022 Equity Incentive Plan.

B-1

IN WITNESS WHEREOF, this Amendment No. 3 to the 2022 Equity Incentive Plan is made effective this                 day of                 , 2026.

TRIO PETROLEUM CORP

By:
Name:	Robin Ross
Title:	Chief Executive Officer

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 20, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/TPET2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 20, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V92170-P49786

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TRIO PETROLEUM CORP

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTOR NOMINEE AND "FOR" PROPOSALS NOS. TWO, THREE AND FOUR.

1. To elect the nominee listed below as a Class III director to hold office until the 2029 annual meeting of stockholders, or until the election and qualification of his successor in office, subject to his earlier death, resignation or removal.

Nominee:	**For**	**Withhold**
1a. Robin Ross	☐	☐

NOTE: In the event that there are insufficient votes for, or otherwise in connection with, the approval of the proposals, the Annual Meeting may be adjourned to a later date or dates to permit further solicitation and vote of proxies.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V92171-P49786

TRIO PETROLEUM CORP
Annual Meeting of Stockholders to be held on
May 21, 2026 11:00 AM ET
This proxy is solicited on behalf of the Board of Directors

The undersigned stockholder(s) of TRIO PETROLEUM CORP hereby appoint(s) Robin Ross, as proxy with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of TRIO PETROLEUM CORP that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/TPET2026 at 11:00 AM ET on May 21, 2026, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Continued and to be signed on reverse side